UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OneMedNet Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

6385 Old Shady Oak Road, Suite 250

Eden Prairie, Minnesota 55344

August 19, 2026

Dear Stockholder:

We cordially invite you to attend the 2026 Annual Meeting of Stockholders of OneMedNet Corporation (the “Annual Meeting”). The Annual Meeting will be held on Friday, September 18, 2026, at 11:00 a.m. Central Time. The Annual Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/onemednet/2026, where you will be able to listen to the Annual Meeting live, submit questions, and vote.

You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. We hope you will attend the Annual Meeting. We encourage you to review the proxy materials and vote as soon as possible. You may submit your vote three ways: first, you may vote on the internet prior to the meeting; second, you may vote by mail; finally, you may vote your shares electronically during the Annual Meeting. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at https://www.cstproxy.com/onemednet/2026 and can be found in the section entitled “General Information about the Annual Meeting—How can I attend and vote at the Annual Meeting?” in the proxy statement.

Very truly yours,

/s/ Dr. Jeffrey Yu

Dr. Jeffrey Yu
Chairman of the Board of Directors

6385 Old Shady Oak Road, Suite 250

Eden Prairie, Minnesota 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Date	September 18, 2026

Time	11:00 a.m. Central Time

Place	Via live webcast at https://www.cstproxy.com/onemednet/2026

Items of Business	(1)	To elect three Class III directors nominated by our Board of Directors to serve three-year terms expiring at our 2029 Annual Meeting of Stockholders;

	(2)	To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026;

	(3)	To approve the OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan to increase the available share reserve by 1,000,000 shares;

	(4)	To approve an amendment to our third amended and restated certificate of incorporation, as amended, to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Board of Directors in its discretion; and

	(5)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Record Date	Only holders of record of our common stock on August 11, 2026, are entitled to receive notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Voting	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2026:

This Proxy Statement and the proxy card are first being distributed to stockholders on or about August 19, 2026.

In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Notice, the proxy statement, and the 2025 annual report are available at https://www.cstproxy.com/onemednet/2026.

By Order of the Board of Directors of OneMedNet Corporation,

/s/ Aaron Green

Aaron Green
Chief Executive Officer

Eden Prairie, Minnesota

August 19, 2026

ONEMEDNET CORPORATION

6385 Old Shady Oak Road, Suite 250

Eden Prairie, Minnesota 55344

(800) 918-7189

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT SOLICITATION AND VOTING

The Board of Directors (the “Board” or “Board of Directors”) of OneMedNet Corporation (the “Company,” “OneMedNet,” “we,” “us” or “our”) is providing these materials to you in connection with our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on Friday, September 18, 2026 at 11:00 a.m. Central Time. The Annual Meeting will be held virtually at https://www.cstproxy.com/onemednet/2026, where you will be able to listen to the meeting live, submit questions, and vote. We believe that holding the Annual Meeting virtually is an important step to enhancing accessibility to the meeting and reducing the carbon footprint of our activities.

This Proxy Statement and the accompanying proxy card are first being distributed to stockholders on or about August 19, 2026. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2026, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2026 (the “2025 Annual Report”), is being made available together with these materials.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of OneMedNet of proxies to be voted at the Annual Meeting.

The Annual Meeting will be held on Friday, September 18, 2026, at 11:00 a.m. Central Time, online at https://www.cstproxy.com/onemednet/2026. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/onemednet/2026 and entering your control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date (as defined below). Only stockholders with a valid control number will be able to attend the Annual Meeting and vote, ask questions, and access the list of stockholders as of the close of business on the Record Date.

What matters will be voted on at the Annual Meeting?

We will ask stockholders to vote on the following matters at the Annual Meeting:

(1)	To elect three Class III directors nominated by our Board to serve three-year terms expiring at our 2029 Annual Meeting of Stockholders (Proposal 1);

(2)	To ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2);

(3)	To approve the OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan to increase the available share reserve by 1,000,000 shares (Proposal 3);

(4)	To approve an amendment to our third amended and restated certificate of incorporation, as amended, to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Board of Directors in its discretion (the “Reverse Stock Split Proposal”) (Proposal 4); and

(5)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

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Who can vote?

Stockholders of record at the close of business on the record date of August 11, 2026 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, we had 59,286,450 shares of common stock issued and outstanding. Each share is entitled to one vote on each item voted on at the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for the 10 days prior to the Annual Meeting at https://www.cstproxy.com/onemednet/2026. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.

To attend and participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, or other nominee to obtain your control number or otherwise vote through the broker, bank, or other nominee. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number will be able to attend the Annual Meeting and vote, ask questions, and access the list of stockholders as of the close of business on the Record Date. The Annual Meeting webcast will begin promptly at 11:00 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 10:30 a.m. Central Time. You should allow ample time for the check-in procedures.

What is the difference between a stockholder of record and a beneficial holder?

Most of our stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Annual Meeting.

Beneficial Holder

If your shares are held in a stock brokerage account, by a bank, or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank or other nominee is the stockholder of record and has forwarded proxy materials to you as beneficial holder. As the beneficial holder, you have the right to direct your broker, bank, or other nominee how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you have requested and obtained a valid proxy from your bank, broker or other nominee.

How do I vote?

Stockholder of Record

If you are a stockholder of record, you can vote on the internet prior to the Annual Meeting by following the instructions you received from us in the mail or by email. You also can vote by mail using the proxy card included with the proxy materials. Finally, you can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at https://www.cstproxy.com/onemednet/2026.

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Beneficial Holder

If you are a beneficial holder, you can vote prior to the Annual Meeting by following the voting instructions you received from your broker, bank, or other nominee in the mail or by email. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible.

If you do not give your broker, bank, or other nominee instructions as to how to vote, under stock exchange rules, your broker, bank, or other nominee may not vote your shares on any of the proposals without your instructions, other than the ratification of the appointment of our independent registered public accounting firm. Please be sure to return your voting instructions to your broker, bank, or other nominee so that your vote is counted. The voting deadlines and availability of internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

As the beneficial holder, you may attend the Annual Meeting as a “Guest” at https://www.cstproxy.com/onemednet/2026, but you may not vote your shares online or otherwise participate at the Annual Meeting unless you have requested and obtained a valid proxy from your bank, broker or other nominee.

Multiple Holdings

If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.

How can I attend and vote at the Annual Meeting?

This year’s Annual Meeting will be held entirely online live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://www.cstproxy.com/onemednet/2026. If you were a stockholder of record as of the Record Date and you have your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

●	To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

●	The Annual Meeting webcast will begin promptly at 11:00 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 10:30 a.m. Central Time, and you should allow ample time for the check-in procedures.

●	The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

●	Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/onemednet/2026.

●	Assistance with questions regarding how to attend and participate via the internet will be provided at https://www.cstproxy.com/onemednet/2026 on the day of the Annual Meeting.

●	Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered. Any questions pertinent to Annual Meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at the “Investor Relations” section of our website at https://www.onemednet.com/investor-relations/. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available until one week after posting.

If your shares are held in “street name,” you should direct your bank, broker or other nominee on how to vote your shares according to the voting instructions your bank, broker or other nominee has provided to you, or, if you wish to vote at the Annual Meeting, you must contact your bank, broker, or other nominee to obtain a valid proxy. Without a valid proxy from your bank, broker or other nominee, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date.

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What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Can I change or revoke my vote?

If you are a stockholder of record, you may change your vote at any time prior to the vote at the Annual Meeting by taking any of the following actions:

●	submitting a new proxy with a later date using any of the available methods described above;

●	providing a written revocation to our Corporate Secretary; or

●	voting online at the Annual Meeting by following the instructions at https://www.cstproxy.com/onemednet/2026.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee following the instructions they provided to you. If you have received a valid proxy from your bank, broker or other nominee, you may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions.

Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting online will not, by itself, automatically revoke your proxy.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary for any action to be taken at the Annual Meeting (other than adjournment or postponement of the Annual Meeting). A quorum exists if stockholders holding a majority of the voting power of all outstanding shares of our common stock entitled to vote are present at the Annual Meeting in person, or by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under stock exchange rules.

How will my shares be voted at the Annual Meeting?

Your shares will be voted in accordance with your properly submitted instructions.

Stockholders of Record

If you are a stockholder of record and you submit a duly executed proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the nominees named in Proposal 1 and in favor of Proposals 2, 3 and 4, in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.

Beneficial Holders and Broker Non-Votes

If you are a beneficial holder and you do not provide voting instructions to your bank, broker, or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under stock exchange rules, these organizations have the discretion to vote your shares on routine matters, such as the ratification of the appointment of Withum as our independent registered public accounting firm for 2026 (Proposal 2) and the Reverse Stock Split Proposal (Proposal 4). However, they do not have the discretion to vote your shares on non-routine matters, including the other proposals up for a vote (Proposals 1 and 3). The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.

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What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
Proposal 1 – Election of Class III Directors	Plurality of the Votes Cast	No effect	No	No effect
Proposal 2 – Ratification of our independent registered public accounting firm for the year ending December 31, 2026	Majority of Votes Cast	No effect	Yes	Not applicable
Proposal 3 – Approval of the OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan to increase the available share reserve by 1,000,000 shares;	Majority of Votes Cast	No effect	No	No effect
Proposal 4 – Approval of an amendment to our third amended and restated certificate of incorporation, as amended, to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Board of Directors in its discretion	Majority of Votes Cast	No effect	Yes	Not applicable

What are the recommendations of the Board?

Our Board recommends that you vote:

●	“FOR” the Class III directors nominated by our Board to serve three-year terms expiring at our 2029 Annual Meeting of Stockholders (Proposal 1);

●	“FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 2);

●	“FOR” the approval of the OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan to increase the available share reserve by 1,000,000 shares (Proposal 3); and

●	“FOR” the approval of an amendment to our third amended and restated certificate of incorporation, as amended, to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Board of Directors in its discretion (Proposal 4).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Who will pay the costs of soliciting votes for the Annual Meeting?

We will pay all costs of soliciting proxies. The solicitation may be made personally or by mail, phone, email, or other electronic communication. In addition, our officers, directors, and employees, without additional compensation, may solicit proxies. The solicitation may be made personally or by mail, phone, email, or other electronic communication. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries. These organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.

Who will count the votes?

Continental has been appointed as the inspector of elections for the Annual Meeting. A representative of Continental will tabulate votes cast by proxy or electronically before and during the meeting.

How can I find the results of the voting after the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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PROPOSAL 1 – ELECTION OF CLASS III DIRECTORS

Our Board currently consists of eight directors divided into three classes, designated as Class I, Class II, and Class III. In accordance with our Amended and Restated Bylaws (our “Bylaws”) and Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”), the number of directors of the Board is fixed exclusively by the Board from time to time. The directors are divided as evenly as possible into the three classes. The classes of directors serve for staggered three-year terms, with their current terms ending at the Annual Meeting of Stockholders in the following years: Class I directors – 2027; Class II directors – 2028; and Class III directors – 2026.

The Class III directors elected at the Annual Meeting will serve until the 2029 Annual Meeting of Stockholders. Directors are elected by a plurality, with the three nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Under the plurality vote standard, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors. Cumulative voting is not permitted in the election of directors.

Our nominees for the Class III directorship are Dr. Kenneth Alleyne, Sherry Coonse McCraw and Dr. Jeffrey Yu, all of whom are current directors. The Board nominated Messrs. Alleyne and Yu and Ms. McCraw based on the recommendation of the Nominating and Corporate Governance Committee. In considering the nominees for the Class III directorship, the Nominating and Corporate Governance Committee assessed the qualifications of each nominee, all of whom are current directors, before making a recommendation regarding their nomination to the Board. Each nominee has consented to serve as a director if elected. However, if any nominee is unable to serve, or for good cause will not serve, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by the Board.

Information about our directors, including our Class III director nominees, is set forth below. This information includes an overview of the director’s specific experience, qualifications, and skills that assisted our Nominating and Corporate Governance Committee and Board to conclude that the individual should serve as a director. Each nominee and continuing director’s age is as of August 19, 2026.

Class III Director Nominees

Nominee	Age	Director Since	Principal Occupation
Dr. Kenneth Alleyne	60	February 2025	Orthopedic Surgeon
Sherry Coonse McCraw	57	October 2024	Vice President of Human Resources of BMW Manufacturing Co.
Dr. Jeffrey Yu	59	November 2023	Founder, Chief Medical Officer and Vice President, of OneMedNet

Dr. Kenneth Alleyne is a board-certified orthopedic surgeon specializing in sports medicine, practicing in both Connecticut and Manhattan since 2004, where he serves as an attending surgeon at multiple hospital systems and has held faculty positions both domestically and internationally. Since 2007, Dr. Alleyne has served as the managing partner of HartHaven Partners, a healthcare consulting firm that supports private equity and venture capital firms. He also co-founded NextLevel Health Partners, a Medicaid-managed care organization in the Midwest, in 2013, and Zing Healthcare, a technology-driven Medicare Advantage health plan, in 2020. Recognizing the challenges of population health and social determinants of health, in 2022, he also co-founded and served as CEO of Fizio Health, an AI-powered computer vision technology for remote physical therapy. Additionally, he serves as a team physician and consultant for various local, national, and international athletic organizations.

Committed to community service, Dr. Alleyne is the former chair of the Connecticut Health Foundation and currently sits on the boards of the University of Connecticut Health Center, the Louis Armstrong Educational Foundation in New York, and Student Achievement Through Opportunity, an organization dedicated to providing academic and arts enrichment for low-income students. Since 2019, he has also served on the board of Connecticut Public Television and Radio. Dr. Alleyne is a graduate of Williams College and completed his medical training at Wake Forest University. He pursued his residency at Howard University Hospital and later completed a fellowship in sports medicine, knee and shoulder surgery at Yale University, as well as a fellowship in tissue engineering at the Harvard-MIT Division of Health Sciences and Technology. We believe Dr. Alleyne is well-qualified to serve as a member of our Board of Directors due to his background and experience in healthcare and healthcare IT, particularly in industry startups.

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Sherry Coonse McCraw has 30 years of leadership experience in engineering, finance, project management, and manufacturing at BMW Manufacturing Co., LLC (“BMW”). Ms. McCraw has served as a Senior Manager responsible as Chief Financial Officer, Vice President of Assembly Manufacturing, and currently holds the role of Vice President of Human Resources. Ms. McCraw began her career with BMW in 1993 with responsibilities for the facility’s Testing and Finish operation. Over the next eight years, she played a key role in various aspects of assembly production, planning, engineering, and technology steering. In 2001, Ms. McCraw served as the project manager in Munich, Germany to manage the structural planning for the second-generation BMW X5. In 2004, she returned to Spartanburg, South Carolina as the Planning Manager of Assembly and Technology Steering. In 2007, Ms. McCraw managed the plant’s 1.2 million square foot expansion of its second assembly hall in preparation to produce the BMW X3. In 2011, she was selected to lead BMW’s largest single investment of $900 million to expand the plant for the fifth time in BMW’s history. In 2013, Ms. McCraw was named Chief Financial Officer and Vice President Finance of BMW. From March 2018 to April 2022, she was appointed to lead both production halls in her role as Vice President of Assembly Manufacturing. Since April 2022, Ms. McCraw has served as the Vice President of Human Resources at BMW. Ms. McCraw currently serves on the Board of Directors for the North Carolina Textile Foundation. She has a Bachelor of Science in Textile Engineering from North Carolina State University. We believe Ms. McCraw is well-qualified to serve as a member of our Board of Directors due to her senior leadership experience in financial roles at a large company.

Dr. Jeffrey Yu serves as the Chief Medical Officer, Vice President and Chairman of the Board of Directors of OneMedNet, roles he has held since 2023. The concept of what would become OneMedNet was founded in 2015 by Dr. Yu, who applies his 28 years of sophisticated healthcare IT experience to the Company every day. Dr. Yu is a board-certified Radiologist and is also fellowship-trained and board-certified in Nuclear Medicine. In 2006, he was part of a small group that recognized there was a need to develop electronic sharing technology to help imaging specialists move patient imaging studies quickly, securely, and cost-effectively. Dr. Yu’s early research and development led to the BEAM solution which helped improve care and outcomes for stroke and trauma patients. In 2015, he started the concept of what would become OneMedNet to commercialize the BEAM product. Since that time, Dr. Yu has remained an integral part of the strategic decision-making within OneMedNet. Dr. Yu received his B.S. at U.C. Berkeley and his M.D. at Wake Forest University, conducted MRI research at Stanford University, and completed his Radiology residency and Nuclear Medicine fellowship at the Mallinckrodt Institute at Washington University. We believe Dr. Yu is well-qualified to serve as a member of our Board of Directors due to his extensive healthcare IT experience.

Continuing Directors

Name	Age	Director Since	Class/Term Expiration
Eric Casaburi	51	November 2023	Class I/2027
Aaron Green	53	March 2024	Class I/2027
Dr. Thomas Kosasa	81	November 2023	Class I/2027
Robert Golden	64	November 2023	Class II/2028
Andrew Zeinfeld	65	August 2024	Class II/2028

Eric Casaburi is an experienced entrepreneur and chief executive officer with a successfully demonstrated history of explosive growth in the franchising, health and wellness, food services, and real estate industries including founding and leading RetroFitness from a start-up single-gym business to a $150 million per year in sales operation while expanding its national footprint. Mr. Casaburi has founded and held positions as chief executive officer for multiple franchise brands, each having successful exits with impressive returns for investors and private equity partners. Since 2021, Mr. Casaburi has served as founder and Chief Executive Officer of Serotonin Enterprises LLC, a cutting edge Anti-Aging Health Optimization Franchise that offers a vast service menu covering all aspects of optimal health, appearance and performance. Serotonin Centers have been featured in the Franchise Times as the first franchise of its kind in the United States. Since 2019, Mr. Casaburi has served as the Chair of TIGER 21 Orlando, a group of men and women who have achieved both success and significance in their lives that helps members build the skill set to successfully transition from focused entrepreneurs to disciplined managers of wealth.

Since 2020, Mr. Casaburi has founded and operated Longevity Brands and since 2016, Mr. Casaburi founded and owns CEVD Holdings, a commercial real estate investment and management company. Mr. Casaburi developed all sales, operations, and marketing systems for both the RetroFitness fitness centers and the franchise and designed and implemented a diversified reoccurring revenue model to improve business health and value. Mr. Casaburi also founded and served as the Chief Executive Officer of Lets YO! Yogurt from 2012-2015, a self-serve yogurt and treats restaurant popularized through social media savvy, in which he franchised the business model and opened 24 restaurants in the first year and led to a successful exit to an industry private equity firm. We believe Mr. Casaburi is well-qualified to serve as a member of our Board of Directors due to his experience successfully founding and growing companies.

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Aaron Green is a healthcare IT business transformation leader with more than 20 years of leadership experience in healthcare management, sales, strategic planning, M&A, product development, customer support and services operations. Mr. Green has served as our Chief Executive Officer and a Director since March 2024 and President since May 2023. Prior to joining OneMedNet, Mr. Green served in a variety of healthcare technology roles including most recently at Optum, a United Health Group company (NYSE: UHG), a leading healthcare technology company, as Vice President Cloud Solutions. At Optum, Mr. Green was responsible for developing and attaining the P&L, Bookings, Revenue and EBIDTA targets of its Cloud Solution lines. Before Optum, Mr. Green worked nearly six years, from March 2017 to May 2023, with Change Healthcare, most recently as Vice President Cloud Solutions from March 2021 to May 2023. Previously, Mr. Green worked for more than 15 years with McKesson growing to Division Vice President, Sales where he led an organization of 50+ executives, salespersons and staff, across the US, Canada, and the US government territories. He holds a Bachelor of Science in Biochemistry from the University of Victoria, British Columbia, a Systems Analyst Diploma from Royal Roads University, British Columbia, and an Executive MBA from the Wharton School. We believe Mr. Green is well-qualified to serve as a member of our Board of Directors due to his experience as a public company executive and healthcare IT leader.

Dr. Thomas Kosasa is a renowned Ob/Gyn/Fertility specialist at the Pacific In Vitro Fertilization Institute and serves on the Board of Trustees of Pan Pacific Surgical and as a professor of reproductive endocrinology at the University of Hawaii, John A. Burns School of Medicine. Dr. Kosasa is a consultant for Maternal and Reproductive Health for the Food and Drug Administration and a past member for the Hawaii State Board of Medical Examiners and the Food and Drug Administration. Dr. Kosasa is a retired Major in the United States Army and was the Chief of Gyn-Surgical Service and the Director of the Infertility Division at Martin Army Hospital in Fort Benning, Georgia. Dr. Kosasa graduated from Dartmouth College and earned his medical degree at the McGill University School of Medicine. He completed his residency in obstetrics and gynecology and fellowship in reproductive endocrinology at Harvard Medical School in the Boston Hospital for Women and completed a Reproductive Endocrinology Fellowship at the Peter Bent Brigham Hospital, Harvard Medical School. Dr. Kosasa’s professional societies include American College of Obstetricians and Gynecologists, American Fertility Society, Board of Trustees, Pan Pacific Surgical Association, Hawaii Medical Association and Pacific Coast Obstetrical and Gynecological Society. We believe Dr. Kosasa is well-qualified to serve as a member of our Board of Directors due to his extensive experience in the medical field.

Robert Golden is an accomplished Certified Public Accountant (“CPA”) with more than 30 years of experience. Mr. Golden has served as the Company’s Chief Financial Officer since January 2025 and as our Corporate Secretary since September 2024. Mr. Golden has served as a member of our Board of Directors since November 2023. He previously served as our Interim Chief Financial Officer from August 2024 until his appointment as our permanent Chief Financial Officer in January 2025. Mr. Golden also serves as the Managing Partner of Cohen, Bender & Golden LLP, where he provides consulting, accounting and tax services to middle market businesses and owners since September 2015. Prior to that, from January 2013 to August 2015, Mr. Golden worked at Fenton & Ross Accountancy Corporation and, from September 2004 to December 2012, at Saffer & Flint Accountancy Corporation. From December 1989 to June 2004, Mr. Golden was at Good Swartz Brown & Berns LLP (now CohnReznick) (“GSBB”), where he served as a partner from 1994 onwards. There, Mr. Golden performed administrative duties, including overseeing the company’s merger negotiations in 2000 and performed financial statement audits, reviews and income tax planning for middle market businesses and owners. While at GSBB and continuing today, Mr. Golden consults with his business clients to assist their entrepreneurial owners to better understand the financial performance of their businesses and to help them improve operational efficiencies and profitability by acting as their outside CFO. Bob also assists with structuring and negotiating financing, compensation planning, investment opportunity review, as well as merger and acquisition activities and works with wealthy families acting in a CFO-type role for their family office activities. After leaving GSBB in 2004, in addition to continuing to provide consulting services to middle-market companies, Bob was the owner and CEO of several companies in the construction and engineering field, coffee and baked goods industries and also syndicated commercial real estate acquisitions.

From September 1984 to December 1989, Mr. Golden was a CPA at Ernst & Young in Los Angeles. Apart from his experience as a CPA, Mr. Golden is currently the Chief Financial Officer of Promo Shop, Inc. & Subsidiaries, a specialty advertising promotional products multi-office distributor based in Los Angeles. Mr. Golden establishes the company’s annual budget among other duties and has been in this role since January 2008. Mr. Golden is also currently the Chief Financial Officer at iKahan Media, Inc., an out of home media company specializing in digital and traditional billboards and advertisement, where he has served since September 2014. Mr. Golden is a member of the Board of Directors of Talon International, Inc. (OTCMKTS: TALN), the world’s oldest and largest zipper manufacturer.

In 1984, Mr. Golden received his Bachelor of Science degree in Business Administration from the University of Southern California. Mr. Golden also holds a Certified Public Accountant certification from the California Board of Accountancy, is an Investment Advisor Representative with the SEC and is a Licensed Engineering Contractor with the California Contractors State License Board. We believe Mr. Golden is well-qualified to serve as a member of our Board of Directors due to his extensive experience as a Certified Public Accountant at numerous firms as well as his experience as an executive officer at multiple companies.

Andrew Zeinfeld has over 30 years of public and private sector senior management experience across a variety of industries, including retail, online, telecom, distribution and real estate. In addition to managing these various businesses, Mr. Zeinfeld also developed strategies to drive profitable growth both organically and through mergers and acquisitions.

Since June 2019, Mr. Zeinfeld has been the managing partner of several LLCs that manage his real estate developments and investment portfolio. From November 2019 through March 2023, Mr. Zeinfeld served as the Chief Executive Officer of Sunstrike International Ltd., a leading distributor of second life refurbished mobile devices and trade-in solutions within the circular economy. From 2013 through 2018, Mr. Zeinfeld also worked at Brightstar Corp. (n/k/a Likewize), an end-to-end mobile device management solutions company, where he served in various roles of increasing responsibility. We believe Mr. Zeinfeld is well-qualified to serve as a member of our Board of Directors due to his senior management experience in both the public and private sector.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH CLASS III DIRECTOR NOMINEE.

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026. Withum has served as our independent registered public accounting firm since June 2024.

Our Board is asking stockholders to ratify the selection of Withum as our independent registered public accounting firm. Stockholder approval or ratification is not required to appoint Withum; however, our Board believes that submitting the appointment of Withum to stockholders for ratification is good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment of Withum. Even if the selection of Withum is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that a change would be in the best interest of the Company and our stockholders.

A representative of Withum is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

Fees billed by Withum and BF Borgers for services provided during the years ended December 31, 2024 and 2025 were as follows:

Withum

	Year Ended
	December 31, 2024	December 31, 2025
Audit Fees	$790,000	$465,398
Audit-Related Fees	—
Tax Fees	50,000	28,920
All Other Fees	—
Total	$840,000	$494,318

Audit fees include fees associated with (i) the annual audit of our consolidated financial statements and internal control over financial reporting, (ii) the review of our periodic reports, (iii) accounting consultations, (iv) services related to, or required by, statute or regulation, such as consents, and (v) other audit services related to SEC and other regulatory filings. Tax fees represent fees for tax consulting services. Fees paid to Withum in 2024 includes (i) audit fees of $375,000 for the re-audit of the consolidated annual financial statements for the year ended December 31, 2023 and review of the amended annual report related thereto and other periodic reports, and (ii) tax fees of $25,000 related to 2023 tax periods.

All of the services and fees of Withum reflected in the above table were pre-approved by the Audit Committee pursuant to the pre-approval policy and procedures set forth below.

Audit Committee Pre-Approval Policy and Procedures

Under its charter, the Audit Committee is responsible for approving the fees and any other significant compensation paid to our independent accountants and pre-approving any non-audit services to be performed by our independent accountants. The pre-approval requirement may be waived only if the non-audit services meet a de minimis exception allowed by law. In carrying out this responsibility, the Audit Committee follows the following general procedures for the preapproval of non-audit services:

●	Each year the Audit Committee reviews and pre-approves a schedule of the proposed non-audit services and estimated fees to be provided by the independent accountants during the next annual audit cycle.

●	Actual amounts paid to the independent accountants are monitored by management and reported to the Audit Committee.

●	Any non-audit services proposed to be provided by the independent accountants and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed (unless the services meet the de minimis exception allowed by law). Incremental fees for previously approved non-audit services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

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Audit Committee Report

The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of OneMedNet’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of OneMedNet’s independent registered public accounting firm, (c) the performance of OneMedNet’s internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.

Management is responsible for OneMedNet’s financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. Withum, as OneMedNet’s independent registered public accounting firm, is responsible for performing an independent audit of OneMedNet’s financial statements in accordance with generally accepted auditing standards and OneMedNet’s internal control over financial reporting and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and Withum the audited consolidated financial statements of OneMedNet for the year ended December 31, 2025. The Audit Committee also discussed with Withum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from Withum required by the applicable requirements of the PCAOB regarding Withum’s communications with the Audit Committee concerning independence and has discussed with Withum its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of OneMedNet be included in OneMedNet’s Annual Report on Form 10-K for the year ended December 31, 2025, that was filed with the SEC on March 30, 2026.

The Audit Committee

Dr. Kenneth Alleyne (Chair)
Sherry Coonse McCraw
Jair Clarke
Dr. Thomas Kosasa

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PROPOSAL 3 – APPROVAL OF THE ONEMEDNET CORPORATION AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN

We are asking stockholders to approve our Amended and Restated 2022 Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance by 1,000,000 shares (as amended and restated to reflect the share increase, the “2022 Plan”). The Board of Directors adopted the share increase to the 2022 Plan, subject to stockholder approval, on August 7, 2026.

Other than the proposed increase to the number of shares reserved for issuance under the 2022 Plan, the 2022 Plan has not been amended since our stockholders initially approved the 2022 Plan on October 17, 2023 (with the exception of certain ministerial amendments to the 2022 Plan approved by the Board on August 7, 2026, such as to correct certain internal section references, and to delete legacy references to Class A common shares in the 2022 Plan, which amendments are reflected in the 2022 Plan).

All share numbers in this proposal are not adjusted to reflect the potential effects of the Reverse Stock Split Proposal. The proposal to increase the shares under the 2022 Plan is not contingent on approval of the amendment to our Certificate of Incorporation related to the Reverse Stock Split Proposal.

Overview

The 2022 Plan is a key part of the Company’s compensation philosophy and programs. The Board of Directors and the Compensation Committee believe that the Company must offer a competitive equity incentive program to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. The market in which we operate is highly competitive for talent at all levels of our organization, and our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success.

The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced by the share increase so that we can continue to attract, retain and reward high caliber employees and other service providers essential to the Company’s success and provide incentive to these individuals to promote the success of the Company.

The 2022 Plan is the only equity plan of the Company under which equity awards are currently made. As of August 11, 2026, 826,417 shares of our common stock remained available for future grants under the 2022 Plan (including shares that became available under the 2022 Plan as the result of prior automatic annual share increases under the 2022 Plan, described below). As of August 11, 2026, 4,217,303 shares were subject to outstanding restricted stock units under the 2022 Plan and no shares were subject to outstanding stock options under the 2022 Plan. No other award types have been granted under the 2022 Plan.

The Compensation Committee and the Board determined the number of newly requested shares based on a review of our historical equity grant practices, anticipated future grants, the recent trading price of our common stock and the percentage of our outstanding shares that the newly requested shares would represent, which was approximately 1.7%. We believe our historical burn rate is reasonable for a company of our size in our industry. Our future burn rate will depend on a number of factors, including the number of participants in the 2022 Plan, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, and the methodology used to establish the equity award mix.

If our stockholders do not approve the share increase to the 2022 Plan, the 2022 Plan will remain in effect with the current number of shares reserved for issuance. However, the Company may not be able to meet its anticipated equity grant needs based on the remaining share reserve under the 2022 Plan which will have a detrimental effect on the Company. Our executive officers and directors have an interest in this proposal because they are eligible to receive awards under the 2022 Plan.

As of August 17, 2026, the closing price of our common stock as quoted on The Nasdaq Stock Market was $0.61 per share.

Corporate Governance Aspects of the 2022 Plan

The 2022 Plan includes a number of provisions that promote best practices and reinforce the alignment between equity compensation arrangements for eligible service providers and our stockholders’ interests. These provisions include the following:

●	Forfeiture upon Cause Termination. Awards held by a participant may be terminated by the Company upon the participant’s termination for “cause” (as defined in the 2022 Plan).

●	No Discounted Stock Options or Discounted Stock Appreciation Rights (“SARs”). Stock options and SARs must have a per share exercise price at least equal to the fair market value of our common stock on the grant date (other than options or SARs assumed by us in acquisitions of other companies).

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●	No Repricing without Stockholder Approval. The Company cannot, without stockholder approval, reduce the exercise price of a stock option or SAR or take any other action that is considered a “repricing,” except in connection with certain adjustments to our corporate or capital structure expressly permitted by the 2022 Plan, such as a stock split.

●	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

●	Clawback. Awards are subject to clawback under our Company clawback policy and all applicable laws requiring the clawback of compensation.

●	No Automatic Grants. The plan does not provide for automatic grants to any participant.

●	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

●	Multiple Award Types. The plan permits the issuance of multiple award types that enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant.

●	Independent Oversight. The plan is administered by the Compensation Committee, which is comprised independent Board members.

●	Director Limits. The plan contains annual limits on the value of compensation that may be granted to non-employee directors.

Summary of Material Terms of the 2022 Plan

The material terms of the 2022 Plan are summarized below. The following summary is not intended to be a complete description of the 2022 Plan and is qualified in its entirety by the actual text of the 2022 Plan, as amended and restated, a copy of which is attached as Appendix A to this proxy statement.

Purpose

The purpose of the 2022 Plan is to attract and retain key personnel and provide a means through which eligible service providers may acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s stockholders.

Number of Authorized Shares

The number of newly requested shares of common stock for the 2022 Plan is 1,000,000, which amount will be added to the current share reserve of 2,357,223 shares for an aggregate fixed share reserve of 3,357,223 shares. In addition, consistent with the terms of the 2022 Plan originally approved by stockholders, the number of shares of common stock that may be issued under the 2022 Plan during its ten-year term will automatically increase on the first trading day of each calendar year, beginning with calendar year 2023, by a number of shares equal to (i) 5% of the total outstanding shares of common stock on the last day of the prior calendar year, subject to a maximum annual increase of 1,000,000 shares and subject to adjustment as set forth in the 2022 Plan, unless the Board determines that the share reserve will not be increased or will be increased by a lesser amount for any single calendar year. An aggregate of 3,000,000 shares have previously become available for issuance under the 2022 Plan pursuant to this annual share increase. The maximum aggregate number of shares that may be issued pursuant to incentive stock options under the 2022 Plan will not exceed 3,357,223 shares, plus to the extent permitted by Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), any shares that become available pursuant to the following paragraph.

Shares underlying awards granted under the 2022 Plan that are forfeited, cancelled, expire unexercised or are settled for cash are available again for awards under the 2022 Plan. Shares that are tendered to the Company or withheld to pay the exercise price of an award or to satisfy tax withholding related to an award will be added to the shares available for grant under the 2022 Plan on a one-for-one basis. Any awards granted in assumption of or in substitution for awards previously granted by an entity acquired by the Company will not count against the share reserve.

Shares issuable under the 2022 Plan may be authorized and unissued shares, treasury shares, shares purchased on the open market or by private purchase, or a combination of the foregoing.

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Administration

The Compensation Committee administers the 2022 Plan, provided that the Board, in its discretion, is also authorized to administer the 2022 Plan. Each member of the Compensation Committee must be a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent required to comply with Rule 16b-3 promulgated under the Exchange Act. Subject to the terms of the 2022 Plan and applicable law, the Committee is authorized, among its powers under the 2022 Plan, to (i) designate the participants in the 2022 Plan; (ii) determine the type or types of awards to be granted, the number of shares subject to such awards and the other terms and conditions of such awards; (iii) determine the forms of award agreements; (iv) approve accelerated vesting and exercisability of awards, including upon qualifying terminations; (v) establish, amend, suspend or waive any rules or regulations for the proper administration of the 2022 Plan; and (vi) make any other determination and take any other action that the Compensation Committee deems necessary or advisable for the administration of the 2022 Plan.

The Compensation Committee may delegate to one or more officers of the Company the authority to act on behalf of the Compensation Committee under the 2022 Plan, except with respect to the grant of awards to persons subject to Section 16 of the Exchange Act. The Compensation Committee’s determinations and decisions under the 2022 Plan are final, conclusive and binding upon all persons and entities.

Eligibility

Awards may be granted under the 2022 Plan to employees, directors and consultants of the Company and its affiliates and parent and subsidiary corporations. Incentive stock options may be granted only to employees of the Company and its eligible subsidiaries. As of August 11, 2026, approximately 24 employees, including three executive officers, and five non-employee directors are eligible to receive awards under the 2022 Plan.

Limits on Awards to Non-Employee Directors

The maximum number of shares that may be granted during any single fiscal year to any non-employee director, when taken together with any cash fees paid to such non-employee director during the fiscal year for service as a non-employee director, cannot exceed $750,000 in total value (with the value of equity awards based on the grant date fair value of such awards determined for financial reporting purposes); provided that non-employee directors who are considered independent under the rules of the securities exchange on which the shares are traded may make exceptions to this limit for a non-executive chair of the Board (provided such director does not participate in the decision to award such compensation).

Types of Awards

The 2022 Plan permits the grant of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specific number of shares of our common stock at a specified price (the exercise price), subject to the terms and conditions of the award agreement for the grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Compensation Committee sets the exercise prices of stock options, which must not be less than 100% of the fair market value of our common stock on the date of grant (excluding stock options assumed or substituted for by the Company in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. Upon an optionholder’s termination of employment or service, and except as otherwise provided in the award agreement, vested options will remain exercisable for 90 days after termination, except that one year will apply in the event of the optionholder’s death or disability and provided that no option may be exercised following expiration of its maximum term. Upon a termination for “cause” (as defined in the 2022 Plan), all options cease to be exercisable immediately on the date of termination. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, the maximum term (which cannot exceed 10 years) and the post-termination exercise periods.

●	Stock Appreciation Rights (“SARs”). The Compensation Committee may grant SARs, either as a right in tandem with the number of shares underlying stock options or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment in stock or cash, or in a combination of stock and cash, equal, on a per share basis, to the excess of the share’s fair market value on the date of exercise over the applicable strike or exercise price of the SAR. The term of an award of SARs cannot exceed 10 years. The Compensation Committee is authorized to establish the terms and conditions of SARs, including the number of shares subject to such awards, vesting provisions, post-termination exercise provisions and other terms.

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●	Restricted Stock and Stock Bonus Awards. Restricted stock awards are grants of shares that vest in accordance with the terms and conditions established by the Compensation Committee. Vesting terms may be based on the achievement of specific performance goals and/or continued service during a restricted period. Stock bonus awards are generally awards of shares that are not subject to vesting. Recipients of restricted stock awards and stock bonus awards generally have voting and dividend rights with respect to such shares, with any accrued dividends payable on satisfaction of the vesting requirements for restricted stock awards. Unless otherwise approved by the Compensation Committee, unvested restricted stock awards are forfeited upon a holder’s termination of employment or service. The Compensation Committee is authorized to otherwise determine the terms and conditions of such awards, including the number of shares subject to such awards.

●	Restricted Stock Units (“RSUs”). Restricted stock units represent the right to receive one share of common stock for each RSU in the future. RSUs may be granted subject to vesting conditions based on continuous service with the Company and/or the attainment of specified performance goals, as determined by the Compensation Committee. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Holders of RSUs do not have any rights as stockholders until shares are paid under vested RSUs.

●	Performance Compensation Awards. Awards, such as options, SARs, restricted stock awards or RSUs, may be granted as performance compensation awards that vest or result in a payment to a participant only if performance goals established by the Compensation Committee are achieved during a prescribed performance period. Performance goals are based on performance criteria that, depending on the extent to which they are met, will determine the value of the amount earned under the awards. Performance compensation awards may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Unless an award agreement provides otherwise, a participant must be employed until the last day of a performance period to be eligible for payment under a performance compensation award. The Compensation Committee may determine the extent to which the measurement of performance goals under performance compensation awards may be adjusted to appropriately reflect specified circumstances or events that occur during a performance period. Dividends are not paid on unvested awards.

●	Other Stock-Based or Cash-Based Awards. The Compensation Committee may also grant other types of equity or equity-based or cash-based awards subject to the terms and conditions of the 2022 Plan and any other terms and conditions determined by the Compensation Committee.

Adjustments to Shares

In the event of a dividend (other than an ordinary cash dividend) or other distribution (whether in the form of cash, shares, other securities or property), recapitalization, stock split, reverse stock split, reorganization, merger or other similar corporate transaction or event (including, without limitation, a change in control) that affects the shares, the Compensation Committee will make adjustments in such manner as it may deem equitable, including (i) adjustments to the aggregate number and kind of shares as to which awards may be granted under the 2022 Plan and (ii) to the terms of outstanding awards, including the number and kind of securities covered by each outstanding award, the exercise price with respect to an award and any applicable performance measures.

Change in Control

In the event of a “change in control” (as defined in the 2022 Plan), outstanding awards under the 2022 Plan may be adjusted as described immediately above under “Adjustments to Shares” and the Compensation Committee may otherwise determine the effect of a “change in control” on outstanding awards. In connection with a change in control, the Compensation Committee may take any one or more of the following actions: (i) provide for the substitution or assumption of awards in a manner that substantially preserves the applicable terms of the awards; (ii) accelerate the exercisability or vesting of, lapse of restrictions on, or termination of, awards or provide for a period of time to exercise prior to such event; (iii) modify awards to add events, conditions or circumstances (including termination of employment within a specified period after a change in control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate; (iv) deem any performance measures satisfied at target, maximum or actual performance or some other level, or provide for the performance measures to continue (as is or as adjusted by the Compensation Committee) after closing; (v) accelerate the exercisability of stock options and SARs followed by the termination of any options and SARs that not exercised prior to the change in control; and (vi) cancel awards in exchange for a payment in cash, shares or other securities or property, reduced by the exercise or purchase price per share, if any, under such award.

For purposes of the 2022 Plan, a “change in control” generally means:

●	a sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;

●	the acquisition, other than from the Company, by an individual, entity or group of more than 50% of the combined voting power of the Company’s then outstanding voting securities (“Voting Securities”), subject to certain exceptions described in the 2022 Plan;

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●	during any period of not more than two consecutive years, the incumbent directors (as defined in the 2022 Plan) cease to constitute a majority of the Board of Directors;

●	a merger, amalgamation or consolidation of the Company, other than such a transaction in which the beneficial owners of the outstanding shares and Voting Securities immediately prior to such transaction beneficially own more than 50% of the then-outstanding shares of common stock (or equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors of the surviving or resulting entity immediately following the transaction and in which at least a majority of the members of the board of directors of the resulting entity were previously incumbent directors; or

●	stockholder approval of a complete liquidation of the Company.

No Repricing

Without stockholder approval, the Board and the Compensation Committee are not authorized to (i) reduce the exercise or strike price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2022 Plan, (ii) cancel a stock option or SAR at a time when its exercise or strike price exceeds the fair market value of the underlying stock, in exchange for another stock option or SAR, other equity award or cash, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change permitted under the 2022 Plan, or (iii) take any other action that is treated as a repricing for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which our shares are listed.

Clawback

All awards, amounts or benefits received or outstanding under the 2022 Plan (including on a retroactive basis) are subject to (i) any clawback, forfeiture or similar incentive compensation recoupment policy of the Company, including the Company’s Compensation Recovery Policy; (ii) clawback or recoupment under applicable law; and/or (iii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the shares or other securities are listed or quoted, and such requirements will be deemed incorporated by reference into all outstanding award agreements.

Transferability

Unless the Compensation Committee provides otherwise, awards under the 2022 Plan may not be transferred other than by will or the laws of descent and distribution and only the recipient of an award may exercise an award during their lifetime. If the Compensation Committee makes an award transferable, such award will remain subject to the 2022 Plan and such other terms and conditions as the Compensation Committee deems appropriate.

Term, Termination and Amendment of the 2022 Plan

The 2022 Plan terminates on October 17, 2033, the tenth anniversary of its original approval by our stockholders. Prior to its termination date, the Board may amend, suspend or terminate the 2022 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required. The amendment, suspension or termination of the 2022 Plan or the amendment of an outstanding award generally may not materially and adversely impair a participant’s rights under an outstanding award without the participant’s consent.

New Plan Benefits

All awards made under the 2022 Plan will be made at the Board’s or the Compensation Committee’s discretion. Therefore, the benefits and amounts that will be received or allocated under the 2022 Plan are not determinable at this time. Please refer to the “2025 Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation” for information about the equity awards granted, respectively, to our named executive officers and our non-employee directors in fiscal year 2025.

No awards have been granted that are contingent on stockholder approval of the share increase to the 2022 Plan.

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The following table sets forth information with respect to options and RSUs granted under the 2022 Plan since its initial stockholder approval in 2023 through August 11, 2026 to the individuals described in the table below:

Name and Position	Number of Shares Covered by Awards
Aaron Green President and Chief Executive Officer	2,340,000
Robert Golden Chief Financial Officer	997,605
Dr. Jeffrey Yu Founder, Chief Medical Officer, Vice President, Chairman of the Board of Directors	670,769
All current executive officers as a group	4,008,374
All current non-employee directors as a group	650,242
All current employees, including all executive officers, as a group	5,407,707

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2022 Plan generally applicable to the Company and to participants in the 2022 Plan who are subject to U.S. federal taxes and who receive awards under the 2022 Plan. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will realize capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. Such capital gain or loss will be long-term capital gain or loss if the participant’s holding period in the shares was more than one year. The participant’s tax basis in the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option. Long-term capital gains of non-corporate taxpayers are generally taxed at preferred tax rates. The deductibility of capital losses is subject to limitations.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of one year from the date the participant exercised the option and two years from the grant date of the stock option, the participant generally will recognize gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. Such gain or loss generally will be capital gain or loss, and such capital gain or loss will be long-term capital gain or loss if the participant’s holding period in the shares was more than one year. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before the holding period requirements described above are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, generally will be taxed as capital gain, and such capital gain or loss will be long-term capital gain or loss if the participant’s holding period in the shares was more than one year. Long-term capital gains of non-corporate taxpayers are generally taxed at preferred rates. The deductibility of capital losses is subject to limitations.

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With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, Performance Compensation Awards and Stock Bonus Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance compensation awards. Instead, the participant will recognize ordinary income at the time of vesting or payout, as applicable, under the awards equal to the fair market value (on the vesting or payout date, as applicable) of the shares or cash received minus any amount paid. For restricted stock awards only, a participant may instead elect to be taxed at the time of grant. Stock bonus awards that are not subject to any vesting terms are generally taxable to a participant upon grant, based on the fair market value of the shares or cash received minus any amount paid.

Other Stock-Based or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2022 Plan will comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2022 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2022 Plan until all tax withholding obligations are satisfied.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ONEMEDNET CORPORATION AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN TO INCREASE THE AVAILABLE SHARE RESERVE BY 1,000,000 SHARES.

Equity Compensation Plan Information

The table below summarizes information relating to our equity compensation plans at December 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted- average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (1)
Equity compensation plans approved by security holders(1)	2,334,440	–	192,367
Equity compensation plans not approved by security holders	-	–	-
Total	2,334,440	–	192,367

(1)	The 2022 Plan allows for the issuance of options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other equity awards.

(2)	Represents unvested restricted stock units, which have no exercise price.

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PROPOSAL 4 – APPROVAL OF REVERSE STOCK SPLIT

General

The Board has determined that it is advisable and in the Company’s and its stockholders’ best interests that the Board be granted the authority to implement a reverse stock split of the outstanding shares of our common stock at any time on or prior to our 2027 annual meeting of stockholders, at a ratio of not less than 1-for-5 and not more than 1-for-20, with the exact ratio to be set at a whole number within this range by the Board in its sole discretion. Accordingly, stockholders are asked to approve an amendment to our Certificate of Incorporation to effect a reverse stock split consistent with such terms and to grant authorization to the Board to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing and ratio, or to abandon the proposed amendment and not effect the reverse stock split authorized by stockholders.

A reverse stock split may be necessary to regain compliance with Nasdaq’s minimum bid requirement and maintain our listing on The Nasdaq Capital Market, and therefore, our Board currently believes the reverse stock split may be in the best interest of our Company and our stockholders. If the reverse stock split is approved and our Board determines it is in our and our stockholders’ best interests to implement the reverse stock split, upon the effectiveness of the amendment to our Certificate of Incorporation effecting the reverse stock split, the outstanding shares of our common stock would be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares. The Board’s decision to implement the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the listing requirements of The Nasdaq Capital Market.

On April 14, 2026, we received written notice from the staff of the Listing Qualifications Department of Nasdaq (the “Staff”) indicating that we were not in compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market. We have until October 12, 2026 to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days. The Company is actively monitoring the closing bid price of its common stock and is considering all available options to regain compliance with the minimum bid price requirement, including by a reverse stock split if approved by our stockholders.

If this proposal is approved by our stockholders as proposed, our Board would have the sole discretion to effect the amendment and reverse stock split at any time prior to our 2027 annual meeting of stockholders, and to fix the specific ratio for the reverse stock split, provided that the ratio is not less than 1-for-5 and not more than 1-for-20. We believe that enabling our Board to fix the specific ratio of the reverse stock split within this range will provide us with the flexibility to implement the split, if at all, in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading “Criteria to be Used by Board in Deciding Whether to Apply the Reverse Stock Split.”

The reverse stock split, if approved by our stockholders and implemented by our Board, would become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. If our Board decides to implement the reverse stock split, the exact timing of the amendment would be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders but will not occur after our 2027 annual meeting of stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Purpose

If implemented, the primary purpose for effecting the reverse stock split would be to increase the per share trading price of our common stock so as to maintain the listing of our common stock on The Nasdaq Capital Market. A failure to maintain our listing on the Nasdaq Capital Market would result in delisting from The Nasdaq Capital Market, which would negatively impact the value and liquidity of our common stock, adversely affect our ability to raise additional financing through the public or private sale of equity securities and significantly reduce the ability of investors to trade our securities. Delisting could also have other negative results, including the potential loss of confidence by employees, the loss of institutional investor interest and fewer business development opportunities.

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Other potential benefits of an increase to the per share trading price of our common stock that results from the reverse stock split include:

●	broadening the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest in shares that trade at lower share prices;
●	making our common stock a more attractive investment to institutional investors; and
●	better enabling us to raise funds to finance planned operations.

An increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. A higher market price may enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

In evaluating the reverse stock split, our Board will also take into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board plans to implement the reverse stock split if it determines that these potential negative factors are outweighed by the potential benefits, and believes that increasing the per share market price of our common stock as a result of the reverse stock split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

Failure to approve the amendment to effect a reverse stock split could have serious, adverse effects on the Company and its stockholders. Without the flexibility to implement a reverse stock split, we may fail to attract investment interest in our Company and common stock, which could result in the failure to obtain the financing resources that we need to continue and expand our operations on the timing anticipated or at all. In addition, we could be delisted from the Nasdaq Capital Market because shares of our common stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing. If the Nasdaq Capital Market delists our common stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock (less than $5.00 per share), adversely decrease to nominal levels of trading and become avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

The form of the proposed amendment to our Certificate of Incorporation to effect the reverse stock split, if implemented, is attached as Appendix B to this proxy statement. Any amendment to our Certificate of Incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our Board, which would be effected at a ratio of not less than 1-for-5 and not more than 1-for-20.

Criteria to be Used by Board in Deciding Whether to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our Board will be authorized to proceed with the reverse stock split. In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, the Board may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our common stock;
●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock in the short- and long-term;
●	our ability to continue our listing on the Nasdaq Capital Market;
●	which reverse stock split ratio would result in the least administrative cost to us; and
●	prevailing general market and economic conditions.

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Effect of the Reverse Stock Split

The reverse stock split would be effected simultaneously for all outstanding shares of our common stock. The reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in our Company, except to the extent that the reverse stock split resulted in any of our stockholders owning a fractional share. The reverse stock split would not change the terms of our common stock. After the reverse stock split, the shares of common stock would have the same voting rights and rights to dividends and distributions and would be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock would remain fully paid and non-assessable. The reverse stock split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the reverse stock split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

As of the effective time of the reverse stock split, we would adjust and proportionately increase the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we would adjust and proportionately increase the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

The following table contains approximate information relating to our common stock under the certain reverse stock split ratios, without giving effect to any adjustments for fractional shares of common stock, as of August 11, 2026:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance
Pre-Reverse Stock Split	100,000,000	59,286,450	40,713,550
Reverse Stock Split Ratio of 1-for-5	100,000,000	11,857,290	88,142,710
Reverse Stock Split Ratio of 1-for-10	100,000,000	5,928,645	94,071,355
Reverse Stock Split Ratio of 1-for-15	100,000,000	3,952,430	96,047,570
Reverse Stock Split Ratio of 1-for-20	100,000,000	2,964,323	97,035,677

The above table is solely illustrative of the implications or various ratios of a reverse stock split. However, if this proposal is approved by stockholders, the Board would have authority to implement a reverse stock split of the outstanding shares of our common stock at any time on or prior to our 2027 annual meeting of stockholders, at any ratio in a range of not less than 1-for-5 and not more than 1-for-20, with the exact ratio to be set at a whole number within this range by the Board in its sole discretion.

If this proposal is approved and our Board elects to effect the reverse stock split, the total number of shares of capital stock that we are authorized to issue will not be affected by the reverse stock split and will remain 101,000,000 shares, consisting of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock.

Additionally, if this proposal is approved and our Board elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the reverse stock split, additional details regarding the reverse stock split, including the specific ratio selected by our Board. If the Board does not implement the reverse stock split by our 2027 annual meeting of stockholders, the authority granted in this proposal to implement the reverse stock split will terminate.

Certain Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances, including our previous reverse stock splits, is varied. If the reverse stock split is implemented, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

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Risks of a Reverse Stock Split

We cannot assure you that a reverse stock split will increase our stock price and have the desired effect of maintaining compliance with Nasdaq Listing Rules.

The Board expects that a reverse stock split of our common stock will increase the market price of our common stock so that we are able to attract investment and maintain compliance with the Nasdaq minimum bid price. However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances, including our previous reverse stock splits, is varied. It is possible that (i) the per share price of our common stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, (ii) the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks, or result in increased trading volume or liquidity; or (iii) the market price per post-reverse stock split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. Even if we effect a reverse stock split, the market price of our common stock may decrease due to factors unrelated to the reverse stock split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Even if the market price per post-reverse stock split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

The reverse stock split may decrease the liquidity of our stock.

The liquidity of our capital stock may be harmed by the reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the reverse stock split to have any anti-takeover effects.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our Board still believes that a reverse stock split is in the best interests of us and our stockholders, our Board will determine the ratio of the reverse stock split to be implemented and we will file the certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee) in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

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Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare Trust Company, N.A. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock. As of the date of this proxy statement, certain of our shares of common stock were held in certificated form. Stockholders of record at the time of the reverse stock split who hold shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.

Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Certificate of Incorporation or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

Accounting Consequences

The reverse stock split would not affect total assets, liabilities or shareholders’ equity. However, the per share net income or loss and net book value of the common stock would be retroactively increased for each period because there would be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, investors in partnerships or other pass-through entities, persons subject to special tax accounting rules as a result of any item of gross income with respect to the bonds being taken into account in an applicable financial statement, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. Additionally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase shares of common stock in anticipation of the reverse stock split.

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If a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of common stock, the U.S. federal income tax treatment of a partner or an equity interest owner of such other entity generally will depend upon the status of the partner or owner and the activities of the partnership or other entity. Partnerships holding common stock and partners in such partnerships should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

The state and local tax consequences of a reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders, including stockholders who are non-U.S. persons, should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. In general, the reverse stock split is intended to qualify as a “reorganization”

under Section 368(a) of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the reverse stock split so qualifies, we should not recognize taxable income, gain or loss in connection with the reverse stock split.

Tax Consequences to Stockholders. As a result of the tax treatment described above, a stockholder generally will not recognize gain or loss on the reverse stock split. In general, the aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged. Special tax basis and holding period rules may apply to stockholders that acquired different blocks of common stock at different prices or at different times.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN 1-FOR-5 AND 1-FOR-20, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION.

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Corporate Governance

Director Independence

The rules of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of the Company’s board of directors be independent. An “independent director” is generally defined under applicable Nasdaq rules as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our Board is comprised of a majority of independent directors. Our Board has determined that each of Dr. Alleyne, Eric Casaburi, Sherry Coonse McCraw, Dr. Thomas Kosasa, and Andrew Zeinfeld is an independent director under the rules of the SEC and Nasdaq and do not have any material relationship with us other than their positions as directors and stockholders. In making these determinations, our Board considered past employment, remuneration, and all other relationships each of these directors have with OneMedNet, as well as the specific independence tests set forth in Nasdaq’s director independence rules. As our President and Chief Executive Officer, our Chief Financial Officer, and our Chief Medical Officer and Vice President, respectively, none of Mr. Green, Mr. Golden, or Dr. Yu is considered an independent director under SEC and Nasdaq rules due to their current employment with the Company.

Board Leadership Structure and Role in Risk Management

Our Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board is to oversee our management and, in doing so, serve our best interests and the best interests of our stockholders. Our Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board also participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Our corporate governance practices do not indicate a particular board structure, and our Board has the flexibility to select its chair and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of Chair and the Chief Executive Officer may be filled by either one individual or two individuals. The Board has elected to separate the positions of Chair and Chief Executive Officer.

Our Board believes that our current leadership structure and the composition of our Board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management. Aside from our President and Chief Executive Officer, our Chief Financial Officer, and our Chaiman and Chief Medical Officer, each of our other directors is “independent” under Nasdaq standards, as more fully described herein. The independent directors meet in executive sessions, without management present, during each regularly scheduled Board meeting and are very active in the oversight of our Company. In addition, our Board and each committee of Board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Our Board has an active role, as a whole and at committee levels, in overseeing management of our risks. Our Board oversees management of risks associated with operations and cybersecurity. The Board of Directors and management are actively involved in reviewing our information security and cybersecurity strategies and updating these strategies as risks evolve. While each standing Board committee is responsible for overseeing the management of risks relating to its area of oversight, the entire Board is regularly informed about these risks through committee meeting attendance or committee reports.

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The Audit Committee of the Board of Directors has oversight of our cybersecurity program and is responsible for reviewing and assessing the Company’s cybersecurity and data protection policies, procedures and resource commitment, including key risk areas and mitigation strategies. As part of this process, the Audit Committee receives regular updates from the Chief Technology Officer on critical issues related to our information security risks, cybersecurity strategy, supplier risk and business continuity capabilities. The Audit Committee also oversees the management of accounting, financial reporting, and financial risks and the management of our compliance program. Additionally, the Audit Committee oversees our procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with director independence and potential conflicts of interest.

Communication with Directors

Stockholders and other interested parties who wish to communicate with our Board, including our independent or non-management directors as a group, or any other individual director, may do so by submitting a written communication to our Corporate Secretary at the following address:

OneMedNet Corporation
Attention: Corporate Secretary
6385 Old Shady Oak Road, Suite 250
Eden Prairie, Minnesota 55344

Our Corporate Secretary, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board. Our Corporate Secretary may discuss these communications with our legal counsel, independent advisors, non-management directors, or management and may take other action or no action as he or she determines in good faith, using reasonable judgment and discretion.

Hedging and Pledging Transactions

Our directors and executives are subject to various trading restrictions under our Insider Trading Policy. These individuals are prohibited from entering into transactions involving our securities during quarterly blackout periods and certain other special blackout periods and must receive our permission before entering into these transactions. The Company’s Insider Trading Policy also prohibits executive officers and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities, unless such executive officers and directors received advance approval to engage in such a transaction. This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), and “put” and “call” options. Our Insider Trading Policy provides that no employee, officer or director may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”).

Clawback Policy

In November 2024, the Board of Directors adopted a compensation clawback policy (the “Clawback Policy”). The Clawback Policy requires the Company to clawback erroneously awarded incentive compensation received by current and former executive officers during the three fiscal years that precede the date the Company is required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement. The Clawback Policy also allows the Company to clawback compensation from any employee who is determined to have engaged in a misconduct event.

Committees and Meetings

During the fiscal year ended December 31, 2025, our Board held five meetings. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during fiscal 2025. Our Board has adopted a policy under which each member of our Board makes every effort, but is not required, to attend each annual meeting of our stockholders. three of our Board members then serving attended the 2025 annual meeting of stockholders.

Our Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these standing committees is comprised solely of independent directors. As necessary, each of these committees meets in executive session without management present. The charters for these committees are available on our website at https://www.onemednet.com/. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

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In December 2024, the Board established the Commercial Committee to assist our Chief Executive Officer and other members of Company management to identify, pursue, and close high-value enterprise sales deals, as well as provide oversight and guidance to management in connection with significant commercial transactions for the Company. The current sole member of the Commercial Committee is Andrew Zeinfeld.

The following table sets forth the current chairperson and members of each standing committee of the Board and the number of meetings each such committee held in 2025. In addition, during 2025, the Board and its committees held numerous informal discussions and acted by unanimous written consent in lieu of meetings.

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dr. Kenneth Alleyne	Chair	X
Eric Casaburi			Chair
Sherry Coonse McCraw	X
Dr. Thomas Kosasa	X
Andrew Zeinfeld		Chair	X
Number of Meetings in 2025	4	1	–

Audit Committee

The Audit Committee (a) assists the Board in fulfilling its oversight of: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures; (iii) the qualifications and independence of the Company’s independent auditors; and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function; and (b) prepares any reports that the rules of the SEC required be included in the Company’s annual proxy statement. The Audit Committee also reviews and approves all related party transactions, as described in more detail elsewhere in this proxy statement.

The Audit Committee is responsible for the oversight of the Company’s financial reporting process on behalf of the Board and such other matters as specified in the Audit Committee’s charter or as directed by the Board. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (or to nominate the independent registered public accounting firm for stockholder approval), and each such registered public accounting firm must report directly to the Audit Committee. Our Audit Committee must approve in advance all audit, review and attest services and all non-audit services (including, in each case, the engagement and terms thereof) to be performed by our independent auditors, in accordance with applicable laws, rules and regulations.

Our Board has determined that each member of the Audit Committee is financially literate in accordance with the rules of Nasdaq and is independent under Nasdaq’s director independence standards and applicable SEC rules. In addition, the Board has determined that Ms. Coonse McCraw qualifies as an “audit committee financial expert” as defined by SEC rules.

Compensation Committee

The Compensation Committee (i) assists the Board in discharging its responsibilities with respect to compensation of the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) administers the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed. Our Board has determined that each member of the Compensation Committee is independent under Nasdaq’s director independence standards and applicable SEC rules. Among other things, our Compensation Committee is responsible for:

●	evaluating the performance of our Chief Executive Officer;
●	evaluating the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act);
●	reviewing and approving our overall compensation philosophy, programs, policies, and practices;
●	administering our Clawback Policy; and
●	reviewing and developing short- and long-term management succession plans.

The Compensation Committee may form and delegate responsibility to subcommittees as it deems necessary or appropriate, provided that any subcommittee must meet all applicable independence requirements.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in (i) identifying qualified individuals to become directors, (ii) determining the composition of the Board and its committees, (iii) developing succession plans for executive officers, (iv) monitoring a process to assess Board effectiveness, and (v) developing and implementing the Company’s corporate governance procedures and policies. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under Nasdaq’s director independence standards and applicable SEC rules.

The Nominating and Corporate Governance Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with its written charter and, if the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it recommends his or her candidacy to the full Board. The Nominating and Corporate Governance Committee does not alter its criteria for evaluating candidates, including the criteria described above, for stockholder recommended candidates. Threshold criteria include personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, conflicts of interest, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials to the Corporate Secretary, OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250, Eden Prairie, Minnesota 55344. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board. Pursuant to our Bylaws, nominations of persons for election to the Board at an annual meeting or at any special meeting of stockholders for the purpose of electing directors may be made by or at the direction of the Board or by any stockholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a stockholder of record at such time. To be timely, a stockholder’s notice must be received at the principal executive offices of the Company (a) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting; provided, however, that if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of the close of business on the 90th day before the meeting or the close of business on the tenth day following the day on which public announcement of the date of the annual meeting was first made by the Company; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company. Such stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (iii) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (iv) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

The Board or the chairman of the meeting may, if the facts warrant, determine and declare that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded. If the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the nomination, such nomination will be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

Governance-Related Materials

You can find copies of our governance-related materials, including our Code of Ethics and Business Conduct, our Insider Trading Policy, and the charters of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee in the “Investor Relations” section of our website at https://www.onemednet.com/. Copies of these materials also are available in print to any stockholder who requests them by sending a written request to the following address:

Corporate Secretary

OneMedNet Corporation

6385 Old Shady Oak Road, Suite 250

Eden Prairie, Minnesota 55344

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EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers, as of August 19, 2026:

Name	Age	Title/Position
Aaron Green	53	Chief Executive Officer, President and Director
Robert Golden	64	Chief Financial Officer, Corporate Secretary and Director
Dr. Jeffrey Yu	59	Founder, Chief Medical Officer, Vice President, Chairman of the Board of Directors

Biographical information for Mr. Green, Mr. Golden and Dr. Yu is provided above in this proxy statement as part of Proposal 1—Election of Class III Directors.

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Executive Compensation

2025 Summary Compensation Table

The following table sets forth the total compensation earned for services rendered during the years indicated by our named executive officers as of December 31, 2025.

Name and principal position	Year	Salary ($)		Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	All other compensation ($)	Total ($)
Aaron Green(2)	2025	350,000		—	757,622	—	—	757,622
President and Chief Executive Officer	2024	350,000		—	258,000	—	—	258,000
Robert Golden(3)	2025	—			329,672		169,000	498,672
Chief Financial Officer	2024	—		—	103,000	—	48,000	151,000
Dr. Jeffrey Yu(4)	2025	300,000			237,848			537,848
Founder, Chief Medical Officer, Vice President, Chairman of the Board of Directors	2024	300,000	(4)	—	19,350	—	—	319,350

(1)	Award amounts reflect the aggregate grant date fair value with respect to awards granted, as determined pursuant to Financial Accounting Standards Board (“FASB”) ASC Topic 718. The assumptions used to calculate the aggregate grant date fair value of equity awards are set forth in Note 9 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	Mr. Green has served as President since May 2023 and as Chief Executive Officer since March 2024.

(3)	Mr. Golden was appointed to serve as Chief Financial Officer on an interim basis on August 30, 2024 and was appointed on a permanent basis on January 1, 2025. Amount in “All Other Compensation” represents cash paid under Mr. Golden’s consulting agreement.

(4)	For each of Mr. Green, Mr. Golden and Dr. Yu, includes the grant date fair value of equity awards granted for his respective service on the Board.

Narrative Disclosure to Summary Compensation Table

The compensation of the Company’s named executive officers is comprised of the following major elements: (a) base salary, (b) bonuses, and (c) long-term equity incentives, consisting primarily of restricted stock units granted under the Company’s 2022 Equity Incentive Plan. These principal elements of compensation are described below.

Base Salary

Base salary is provided as a fixed source of compensation for our named executive officers. Adjustments to base salaries are reviewed annually by the Compensation Committee and may be adjusted from time to time to reflect promotions or other changes in the scope of breadth of the named executive officer’s role or responsibilities, as well as to maintain market competitiveness.

For 2025, the annual base salaries of Mr. Green, Mr. Golden and Dr. Yu were unchanged from 2024. See “Executive Employment Arrangements” below for additional information.

Cash Bonuses

Annual cash bonuses may be awarded based on qualitative and quantitative performance standards to reward performance of our named executive officers. For 2025, no bonuses were approved for our named executive officers.

Long-Term Equity Incentives

Grants made under our 2022 Equity Incentive Plan (the “2022 Plan”) provide continual motivation for our officers, employees, consultants and directors to achieve our business and financial objectives, align their interests with the long-term interests of our stockholders, and provide a long-term retention incentive.

For 2025, our named executive officers were granted RSU awards with vesting terms set forth below, subject to continuous service with the Company through each applicable vesting date. See “2025 Outstanding Equity Awards at Fiscal Year-End” below for additional information.

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Executive Employment Arrangements

The Company previously entered into employment arrangements with Aaron Green, Robert Golden and Dr. Yu. The employment arrangements provide for at-will employment that may be terminated by the Company with or without cause, by the executive with or without good reason, or mutually terminated by the parties.

Aaron Green

The Company entered into an employment agreement with Mr. Green on May 7, 2023, with a start date of May 23, 2025, which provides for a $350,000 annual base salary, eligibility to receive an annual cash performance bonus of up to $175,000 upon achievement of certain performance goals, and eligibility to receive additional shares under the Company’s equity plan, subject to approval and periodic review by the Company. In the event that his employment is terminated by the Company without Cause (as defined in the employment agreement), or is terminated by Mr. Green for Good Reason (as defined in the employment agreement), subject to execution of a standard release, after the date of his termination of employment (the “Termination Date”) he will be entitled to the following severance payment, as follows: (a) if the Termination Date is after six (6) months’ of employment, but before he has completed 12 months’ of employment, he will receive three months’ salary; and (b) if the Termination Date is after 12 months’ employment he will receive six months’ salary.

On January 20, 2024, Mr. Green was awarded 600,000 RSUs, with 1/3 of the RSUs vesting on the first anniversary of the vesting start date and the remaining RSUs vesting in equal monthly installments over the 24 months following first anniversary of the vesting start. The vesting start date for these RSUs granted to Mr. Green was May 23, 2023.

Robert Golden

The Company previously entered into a consulting agreement with Mr. Golden, effective August 30, 2024 (as in effect from time to time, the “Consulting Agreement”), in connection with his service as interim chief financial officer (“CFO”), prior to his permanent appointment as CFO in January 2025. For 2025, the Consulting Agreement provided for a cash fee of $12,000 per month and a grant of 100,000 RSUs that vest over one year, subject to Mr. Golden’s continuous service with the Company. For 2026, Mr. Golden’s consulting arrangements provide for a cash fee of $16,667 per month and an annual grant of 100,000 RSUs, which vest over one year, subject to Mr. Golden’s continuous service with the Company and earlier vesting upon early termination of the Consulting Agreement.

Dr. Jeffery Yu

The Company previously agreed with Dr. Yu of a base salary of $300,000 for his service to the Company. On October 1, 2024, the Compensation Committee of the Board reaffirmed a $300,000 base salary for Dr. Yu, and granted Dr. Yu 230,769 RSUs in lieu of $132,216 of his annual base salary for 2024. These RSUs vest on July 1, 2025, subject to Dr. Yu’s continuous service with the Company.

2025 Outstanding Equity Awards at Fiscal Year-End

The following table summarizes information regarding equity-based awards held by our named executive officers as of December 31, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options—Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)(1)
Aaron Green	1/19/2024	—	—	—	—	83,333	(2)	91,666
	11/24/25					666,667	(3)	733,334
Robert Golden	11/24/25	—	—	—	—	200,000	(4)	220,000
Dr. Jeffrey Yu	11/24/25	—	—	—	—	133,333	(4)	146,666

(1)	Based on the closing price of our common stock of $1.10 on December 31, 2025, the last trading day of our fiscal year 2025, as reported by Nasdaq.

(2)	Represents RSUs that vest with 1/3 of the RSUs vesting on the first anniversary of the vesting start date and the remaining RSUs vesting in equal monthly installments over the 24 months following first anniversary of the vesting start date.

(3)	Represents RSUs vesting with respect to 47% of the RSUs on the first anniversary of the vesting start date of January 1, 2025, with the remaining RSUs vesting on the last day of each fiscal quarter as follows: (i) 33% of the RSUs in equal quarterly installment during fiscal year 2026, and (ii) 20% of the RSUs in equal quarterly installment during fiscal year 2027, subject to the reporting person’s continued service with the issuer through each vesting date.

(4)	Represents RSUs vesting with respect to 1/3 of the shares on the first anniversary of the vesting start date of January 1, 2025, with the remaining RSUs vesting in equal quarterly installments on the last day of each fiscal quarter over 24 months thereafter, subject to the reporting person’s continued service with the issuer through each vesting date.

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Director Compensation

In April 2024, the Board adopted a revised director compensation policy (the “Director Compensation Policy”). The Director Compensation Policy provides for the annual automatic grant of 45,000 RSUs to each director for each full year of service. The Company also reimburses all of its directors for all reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board.

The Commercial Committee was established in December 2024 to assist the Company’s Chief Executive Officer and other members of the Company’s management in identifying, pursuing, and closing high-value enterprise sales deals, as well as to provide oversight and guidance in connection with significant commercial transactions. For service on the Commercial Committee, applicable directors receive an RSU grant of which (i) 50% of the RSUs vest quarterly based on service on the committee, with (ii) the remaining 50% of the RSUs vesting based on achievement of certain revenue thresholds.

The following table sets forth information concerning compensation paid or earned for services rendered to us by the members of our Board of Directors for the fiscal year ended December 31, 2025. Compensation paid to Aaron Green, Robert Golden and Jeffrey Yu is included in the section entitled, “Executive Compensation” and excluded from the table below:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(3)	Total ($)
Eric Casaburi	—	62,550	62,550
Jair Clarke(2)(3)	—	177,550	177,550
Sherry Coonse McCraw	—	62,550	62,550
Dr. Thomas Kosasa	—	62,550	62,550
Andrew Zeinfeld(3)	—	177,550	177,550
Dr. Kenneth Alleyne(4)	—	38,438	38,438

(1)	Award amounts reflect the aggregate grant date fair value with respect to awards granted, as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the aggregate grant date fair value of equity awards are set forth in Note 9 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	Mr. Clarke voluntarily left the Board at the end of his term at the 2025 Annual Meeting of Stockholders.

(3)	Includes RSUs granted to Mr. Clarke and Mr. Zeinfeld for service on the Commercial Committee.

(4)	Dr. Alleyne was appointed to the Board on February 25, 2025.

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Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information regarding the beneficial ownership of our Common Stock by beneficial owners of more than 5% of our outstanding Common Stock, each current director, each named executive officer included in the Summary Compensation Table, and all current directors and executive officers as a group, as of August 11, 2026. Percentage ownership is based on 59,286,450 shares of Common Stock outstanding as of August 11, 2026

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, restricted stock units (“RSUs”) or other rights, held by such person that are currently exercisable or convertible, or will become exercisable or convertible or will vest within 60 days of August 11, 2026, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of all listed stockholders is c/o OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250, Eden Prairie, Minnesota 55344. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

Name	Number of Shares of Common Stock Beneficially Owned (#)	Percent of Class (%)
5% Owners
James Sixsmith(1)	5,154,955	8.7%
Data Knights LLC	3,415,275	5.8%
Off the Chain, LP(2)	3,215,650	5.4%
TD Securities (USA) LLC(3)	3,025,338	5.1%

Directors and Named Executive Officers
Aaron Green(4)	1,495,665	2.5%
Robert Golden(5)	416,667	*
Dr. Jeffrey Yu(6)	8,697,077	14.7%
Dr. Kenneth Alleyne	38,219	*
Eric Casaburi	110,475	*
Sherry Coonse McCraw	56,342	*
Dr. Thomas Kosasa(7)	18,538,150	31.3%
Andrew Zeinfeld	381,525	* %
All Current Directors and Executive Officers as a Group (9 people)	29,734,120	50.2%

* Represents beneficial ownership of less than 1%.

(1)	Excludes up to 797,425 shares of Common Stock underlying pre-funded warrants issued pursuant to a private placement transaction with Mr. Sixsmith

(2)	Based solely on a Schedule 13G filed by Off the Chain LP (“OTC”) with the SEC on October 1, 2024, reporting on beneficial ownership as of September 25, 2024. OTC’s address is listed on the Schedule 13G as 10337 Los Feliz Dr., Orlando, Florida 32836.

(3)	Based solely on a Schedule 13G filed by TD Securities (USA) LLC (“TD Securities”) with the SEC on February 14, 2025, reporting on beneficial ownership as of December 31, 2024. TD Securities’ address is listed on the Schedule 13G as 1 Vanderbilt Ave., New York, New York 10017.

(4)	Includes 15,956 shares underlying warrants related to the Pre-Closing PIPE and the Warrant Agreements executed at the closing of the Business Combination. Also includes 250,000 shares underlying vested RSUs or RSUs vesting within 60 days of August 11, 2026.

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(5)	Includes 75,000 shares underlying vested RSUs or RSUs vesting within 60 days of August 11, 2026.

(6)	Includes an aggregate of 37,862 shares underlying warrants related to (i) the Pre-Closing PIPE and the Warrant Agreements executed at the closing of the Business Combination and (ii) public warrants of the Company. Also includes 116,667 shares underlying vested RSUs or RSUs vesting within 60 days of August 11, 2026. Excludes (x) an aggregate of 1,145,484 shares held by the Jeffrey N.C. Yu Spousal Trust and the Wendy Sanderson Yu Spousal Trust and (y) an aggregate of 1,311,970 shares held by certain trusts of Dr. Yu’s children, for which, in each case, Dr. Yu is not the trustee of the trusts and has no investment control over the shares held in the trusts. Dr. Yu disclaims beneficial ownership of the shares held in the trusts.

(7)	Includes 31,916 shares underlying warrants related to the Pre-Closing PIPE and the Warrant Agreements executed at the closing of the Business Combination.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors, and people who own more than 10% of a registered class of our equity securities to file an initial report of ownership (on a Form 3) and reports on subsequent changes in ownership (on Forms 4 or 5) with the SEC by specified due dates. Our executive officers, directors, and greater-than-10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our staff is assisting our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and will file those reports on their behalf. We are required to disclose in this proxy statement any failure to file any of these reports on a timely basis. Based solely on our review of the copies of the forms filed electronically with the SEC, and on written representations from certain reporting persons, we believe that all of these requirements were satisfied during the year ended December 31, 2025, except for the following:

●	One Form 3 for Dr. Kenneth Alleyne for his appointment to the Board on February 25, 2025;
●	One Form 4 for each of Jair Clarke and Andrew Zienfeld for a grant of restrict stock units on January 1, 2025 for director compensation for their respective service on the Commercial Committee;
●	One Form 4 for Robert Golden relating to the grant of restricted stock units in lieu of a cash bonus pursuant to contractor arrangements on January 31, 2025;
●	Multiple Form 4s for open-market purchases of common stock by Dr. Thomas Kosasa occurring on April 1, 2025, June 16, 2025, June 20, 2025 and September 24, 2025;
●	Form 4s for investments in the Company by (i) Dr. Kosasa on June, 20, 2025 and August 29, 2025, and (ii) Dr. Jeffrey Yu on June 20, 2025;
●	Form 4s for the conversion of outstanding debts owed by the Company to (i) Dr. Kosasa on June 17, 2025 and June 19, 2025, (ii) Dr. Yu on June 17, 2025 and June 19, 2025, and (iii) Aaron Green on June 17, 2025;
●	Two Form 4s for sales by Mr. Green on October 22, 2025 and November 18, 2025, in each case solely to cover tax withholding obligations upon vesting and settlement of restricted stock unit awards;
●	One Form 4 for an open-market purchase of common stock by Eric Casaburi occurring on October 15, 2025;
●	Multiple Form 4s for open-market purchases of common stock or warrants by Dr. Yu occurring on May 9, 2025, August 19, 2025, August 21, 2025, August 25-29, 2025, September 2-5, 2025, September 18-19, 2025, and September 22-25, 2025.

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Certain Relationships and Related-Person Transactions

Related Person Transactions

The following is a description of certain transactions, arrangements and relationships in which we were a participant since January 1, 2024 and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. Certain equity, compensation, and other arrangements are described under “Executive Compensation” and are not considered related person transactions for these purposes.

PIPE Notes and Warrants

As disclosed in Note 7 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, Data Knights issued and sold PIPE Notes in connection with the Business Combination, which are convertible into shares of Common Stock. Total proceeds raised from the PIPE Notes were $1.5 million, of which $1.0 million were with related party investors, including Mr. Green (our Chief Executive Officer), Dr. Yu (our Chairman of the Board) and Dr. Kosasa (a director). In connection with the issuance of the PIPE Notes, the Company also issued a total of 95,744 shares of PIPE Warrants, of which 63,829 shares were issued to the same related party investors. Refer to Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for additional details on the terms of the PIPE Warrants.

On June 17, 2025 and June 19, 2025, the holders of approximately $1.66 million of Pre-Closing PIPE Notes (including Mr. Green, Dr. Yu and Dr. Kosasa) delivered notices to the Company of their respective elections to convert in full the amounts of outstanding amounts under the PIPE Notes (the “PIPE Notes Conversion”). Under the PIPE Notes Conversion, the Company issued an aggregate of 1,453,174 shares of Common Stock in full satisfaction of the PIPE Notes. The PIPE Notes were converted pursuant to their terms at a conversion price of $1.14 per share.

Convertible Promissory Notes and Warrants

From 2019 to 2023, the Company issued various Convertible Promissory Notes to related party investors. Total gross proceeds raised from Convertible Promissory Notes with related parties was $12.3 million (out of $14.2 million total). In connection with the issuance of the Convertible Promissory Notes, the Company also issued 2,976,000 shares of Convertible Promissory Note Warrants to the same related parties (out of 3,726,000 total). Refer to Note 7 and Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for additional details on the terms of the Convertible Promissory Notes and Convertible Promissory Note Warrants, respectively.

The closing of the Business Combination triggered the conversion of all Convertible Promissory Notes into shares of Common Stock, as disclosed in Note 7 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Shareholder Loans

From April 2023 to December 2023, the Company entered into shareholder loans with two related party investors, including Dr. Yu (our Chairman of the Board) and Dr. Kosasa (a director) (the “Shareholder Loans”) for aggregate gross proceeds of $954 thousand. The Shareholder Loans bear an interest rate of 8.0% and mature one year from issuance. There are no financial or non-financial covenants associated with the Shareholder Loans. The Shareholder Loans are not convertible into equity.

On November 7, 2023, in connection with the Business Combination, one of the Shareholder Loans for $0.5 million was converted into a PIPE Note equal to the amount of principal and interest outstanding at the time of Closing. The Company accounted for the exchange as an extinguishment whereby the Shareholder Loan was written off and a separate PIPE Note was recorded at fair value, as disclosed in Note 7 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

During 2024, through the date of this report, the Company received gross proceeds of $2.0 million in connection with shareholder loans with related party investors, including Dr. Yu (our Chairman of the Board) and Dr. Kosasa (a director). Of the $2.0 million, $1.6 million is convertible into shares of Common Stock at a conversion price of $0.7535 per share. The remaining $0.4 million is not convertible into equity and bears an interest rate of 8.0% with a maturity date one year from issuance. The Company subsequently repaid $0.2 million of the non-convertible shareholder loans to Dr. Yu.

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Loan Extensions

As disclosed in Note 7 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, in connection with the Business Combination, the Company assumed Data Knights’ liabilities, which included existing loan extensions to related parties. The loan extensions were to be exchanged for a fixed amount of the Company’s Common Stock upon the closing of a business combination or a similar event. As of December 31, 2024, a balance of $3.0 million remained outstanding and is recorded as loan extensions on the Company’s consolidated balance sheet.

On June 19, 2025, two related party investors agreed to convert $2.6 million of loan extensions outstanding into 3,650,248 shares of Common Stock at an agreed-upon conversion price of $0.71 per share.

On July 11, 2025, the Company entered into an amended loan extension agreement with a former lender to the Company related to $0.1 million of the outstanding balance. Under the original terms of the loan extension agreement, the loan did not bear interest and matured upon the closing of the Business Combination. As amended, the extension loan bears an interest rate of 6.0% with a maturity date of June 15, 2027. The Company has agreed to make 24 consecutive monthly payments beginning on July 15, 2025 in equal installments of $4,413, which includes principal plus accrued and unpaid interest.

As of December 31, 2025, a balance of approximately $754,000 is recorded as loan extensions on the Company’s consolidated balance sheet.

Debt Reductions

On June 19, 2025, the Company entered into agreements with Dr. Kosasa and Dr. Yu to convert an aggregate of approximately $3.3 million of outstanding principal and accrued interest under certain shareholder loans and business combination extension loans referenced above (collectively, the “Loans”) made by Dr. Kosasa and Dr. Yu to the Company into an aggregate of 4,693,296 shares of Common Stock (the “Loan Conversions”). The Loans were converted at a conversion price of $0.71 per share. Pursuant to Loan Conversions, (i) Dr. Kosasa converted Loans with aggregate principal and accrued interest of approximately $2.0 million for 2,865,016 shares of Common Stock, and (ii) Dr. Yu converted Loans with aggregate principal and accrued interest of approximately $1.3 million for 1,828,280 shares of Common Stock.

On June 19, 2025, Dr. Kosasa delivered notice to the Company of his election to convert in full the amounts of outstanding principal under certain convertible shareholder loans (the “Kosasa Convertible Loans”) previously made by Dr. Kosasa to the Company, in an aggregate principal amount of approximately $1.6 million, converting into an aggregate of 2,123,424 shares of Common Stock (the “Kosasa Convertible Loan Conversions”). The Kosasa Convertible Loans were converted pursuant to their terms at a conversion price of $0.7535 per share.

Other Private Placements

On June 20, 2025, the Company entered into subscription agreements with each of Dr. Kosasa (the “Kosasa Investment”), and Dr. Yu (the “Yu Investment”). Pursuant to the Kosasa Investment, the Company agreed to issue and sell 1,190,476 shares of Common Stock at a purchase price of $0.42 per share, totaling $500,000 in gross proceeds to the Company. Pursuant to the Yu Investment, the Company agreed to issue and sell 1,666,666 shares of Common Stock at a purchase price of $0.42 per share, totaling $700,000 in gross proceeds to the Company.

Additional Investments in the Company

Dr. Thomas Kosasa

On August 29, 2025, the Company entered into a subscription agreement with Dr. Thomas Kosasa, a director of the Company, pursuant to which the Company agreed to issue and sell 581,395 shares of its Common Stock at a price of $0.86 per share, totaling $500,000 in gross proceeds to the Company.

On February 6, 2026, the Company entered into a subscription agreement with Dr. Kosasa pursuant to which the Company agreed to issue and sell 595,238 shares of its Common Stock at a price of $0.84 per share, totaling $500,000 in gross proceeds to the Company.

On April 23, 2026, the Company entered into a subscription agreement with Dr. Kosasa pursuant to which the Company agreed to issue and sell 280,898 shares of its Common Stock at a price of $0.89 per share, totaling $250,000 in gross proceeds to the Company.

On May 18, 2026, the Company entered into a subscription agreement with Dr. Kosasa pursuant to which the Company agreed to issue and sell 268,817 shares of its Common Stock at a price of $0.93 per share, totaling $250,000 in gross proceeds to the Company.

On June 12, 2026, the Company entered into a subscription agreement with Dr. Kosasa pursuant to which the Company agreed to issue and sell 158,730 shares of its Common Stock at a price of $0.63 per share, totaling $100,000 in gross proceeds to the Company.

On July 30, 2026, the Company entered into a subscription agreement with Dr. Kosasa pursuant to which the Company agreed to issue and sell 1,449,725 shares of its Common Stock at a price of $0.69 per share, totaling $1,000,000 in gross proceeds to the Company.

For each investment of Dr. Kosasa, the shares were valued at the volume-weighted average price (VWAP) of the Company for the 10 trading days immediately prior to the applicable purchase date.

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Dr. Jeffrey Yu

On April 1, 2026, the Company entered into a subscription agreement with Dr. Yu, an executive officer and director of the Company, pursuant to which the Company agreed to issue and sell 903,614 shares of its Common Stock at a price of $0.83 per share, totaling $750,000 in gross proceeds to the Company.

On June 16, 2026, the Company entered into a subscription agreement with Dr. Yu pursuant to which the Company agreed to issue and sell 172,414 shares of its Common Stock at a price of $0.58 per share, totaling $100,000 in gross proceeds to the Company.

For each investment of Dr. Yu, the shares were valued at the VWAP of the Company for the 10 trading days immediately prior to the applicable purchase date.

Compensation Conversion by Dr. Yu

Pursuant to a letter agreement, dated April 1, 2026, the Company issued 219,429 shares of Common Stock in lieu of prior cash compensation owed to Dr. Yu at a conversion price of $0.83 per share. The conversion price was valued at the VWAP of the Company for the 10 trading days immediately prior to the conversion date.

Policies and Procedures for Approving Transactions with Related Persons

Our Audit Committee reviews and oversees all related person transactions in accordance with our Related Party Transactions Policy, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance. Other than as described above, there were no related person transactions in the years ended December 31, 2024 or 2025. The transactions described above were approved by the Board at the time they were entered into.

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Householding

We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as our annual reports or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250, Eden Prairie, Minnesota 55344, Attention: Corporate Secretary, or call us at (800) 918-7189. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

Stockholder Proposals

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than April 21, 2027, unless the date of our 2027 Annual Meeting is more than 30 days before or after September 18, 2027, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Corporate Secretary, OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250, Eden Prairie, Minnesota 55344.

For stockholder proposals submitted outside of the SEC proposal rules, our Bylaws require that advance written notice in proper form of stockholder proposals for matters to be brought before an annual meeting be received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting. Accordingly, notice of stockholder proposals for the 2027 Annual Meeting of Stockholders must be received by us between May 21, 2027 and June 20, 2027. If the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or 60 days after September 18, 2027, we must receive the proposal or nomination not earlier than the close of business on the 120th day before the annual meeting date and not later than the later of the close of business on the 90th day before the annual meeting date or the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is made.

In addition to satisfying the notice requirements under our Bylaws, to comply with the universal proxy rules, the proposing stockholder should also comply with the additional requirements of a proper notice under SEC Rule 14a-19, which includes the statement that such stockholder intends to solicit at least 67% of the voting power of our shares of common stock entitled to vote on the election of directors in support of director nominees other than our nominees. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

Annual Report on Form 10-K and Other SEC Filings

At your request, we will provide you with additional copies of our Annual Report on Form 10-K for the year ended December 31, 2025, without charge. You should send your written requests to the attention of our Corporate Secretary, OneMedNet Corporation, 6385 Old Shady Oak Road, Suite 250, Eden Prairie, Minnesota 55344. The exhibits to the annual report are available upon payment of charges that approximate our cost of reproduction.

You can also obtain copies of the annual report and exhibits, as well as other filings that we make with the SEC, on our website at https://www.onemednet.com/investor-relations/ or on the SEC’s website at https://www.sec.gov/.

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Other Matters

The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors,

/s/ Aaron Green

Aaron Green
Chief Executive Officer

August 19, 2026

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APPENDIX A

ONEMEDNET CORPORATION

AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN

(amended and restated effective ____________)

1. Purpose. The purpose of the OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan (the “Plan”) is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby Directors, officers, Employees, and Consultants (and prospective Directors, officers, Employees, and Consultants) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant

(d) “Board” means the Board of Directors of the Company.

(e) “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement or the Participant’s employment agreement with the Company states otherwise, the Company’s termination of the Participant’s employment with the Company as a result of: (i) fraud, embezzlement or other willful act of material dishonesty by the Participant in connection with or relating to the Participant’s employment with the Company; (ii) theft or misappropriation of property, information or other assets by the Participant in connection with the Participant’s employment with the Company which results in or could reasonably be expected to result in material loss, damage or injury to the Company, its goodwill, business or reputation; (iii) the Participant’s commission, guilty plea, no contest plea or similar plea for any felony or crime involving moral turpitude; (iv) the Participant’s use of alcohol or drugs while working that materially interferes with the Participant’s duties; (v) material breach of a material Company policy, or material breach of a Company policy that results in or could reasonably be expected to result in material loss, damage or injury to the Company, its goodwill, business or reputation; (vi) the Participant’s material breach of any of Participant’s obligations under this Agreement; or (vii) the Participant’s repeated insubordination, or refusal (other than as a result of a Disability or physical or mental illness) to carry out or follow specific reasonable and lawful instructions, duties or assignments given by the Board which are consistent with the Participant’s position with the Company. Additionally, in the event that the basis for Cause is, in the reasonable good faith determination of the Company not reasonably subject to cure, then such thirty (30) days’ prior notice of termination for Cause shall not be required, and such termination shall be effective on the date the Company delivers notice of such termination for Cause.

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(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;

(ii) Any “Person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2(g)(ii), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company principally for bona fide equity financing purposes, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(g)(iv)(A) and 2(g)(iv)(B), and (V) any acquisition involving beneficial ownership of less than 50% of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii) During any period of not more than two (2) consecutive years, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

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(iv) Consummation of a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

(v) Stockholder approval of a plan of complete liquidation of the Company.

(vi) A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Code Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i) “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

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(j) “Common Shares” or “Common Stock” means shares of the Company’s common stock (and any stock or other securities into which such shares may be converted or into which they may be exchanged).

(k) “Company” means OneMedNet Corporation, a Delaware corporation.

(l) “Consultant” means any person, including an advisor, consultant or agent, engaged by the Company or a Parent or Subsidiary to render services to such entity or who renders, or has rendered, services to the Company, or any Parent, Subsidiary or affiliate and is compensated for such services.

(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n) “Director” means a member of the Board.

(o) “Disability” means, for the purpose of Incentive Stock Options, total and permanent disability as defined in Code Section 22(e)(3); and for the purpose of Awards other than Incentive Stock Options, means the inability of the Participant to perform the Participant’s material duties hereunder with a reasonable accommodation due to a physical or mental injury, infirmity or incapacity for one hundred and twenty (120) days (including weekends and holidays) in any three hundred sixty-five (365) day period. The Participant shall reasonably cooperate with the Company if a question arises as to whether the Participant has become disabled (including, without limitation, submitting to reasonable examinations by one or more medical doctors and other health care specialists reasonably selected by the Company and authorizing such medical doctors and other health care specialists to discuss the Participant’s condition with the Company).

(p) “Effective Date” means the date means the date on which the Plan was originally approved by the stockholders of the Company.

(q) “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(r) “Eligible Person” with respect to an Award denominated in Common Shares, means any (i) Employee; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement which includes rules regarding equity entitlement or in an agreement or instrument relating thereto; (ii) Director of the Company or an Affiliate; (iii) Consultant to the Company or an Affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(s) “Employee” means any person, including officers and Directors, employed by the Company or any Affiliate or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company

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(t) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(u) “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (i) Awards with a lower Exercise Price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (A) any action taken in connection with Section 13 or with a Change in Control transaction nor (B) any transfer or other disposition permitted under Section 15(b). For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Committee in its sole discretion without approval by the Company’s stockholders.

(v) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(w) “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i) If the Common Shares are listed on any established stock exchange or a national market system will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee.

(x) “Good Reason” means, in the case of a particular Award, unless the applicable Award Agreement or the Participant’s employment agreement with the Company states otherwise, the occurrence of any of the following events, without the express written consent of the Participant: (i) the Company’s material breach of any of its obligations under the Participant’s employment agreement with the Company or the Plan, (ii) reduction in the Participant’s total annual cash compensation opportunity (i.e., base salary and target annual bonus) as described in the Participant’s employment agreement with the Company, (iii) a material relocation of the Participant’s principal place of employment to a location more than fifty (50) miles from the current principal place of employment approved by the Company, or (iv) the failure of a successor to the Company to assume the Company’s obligations under the Participant’s employment agreement with the Company or this Agreement, provided, that, for (i)– (iv) above, the Participant has given written notice to the Company of the condition giving rise to Good Reason within ninety (90) days after its initial occurrence and the Company fails to cure such condition within thirty (30) days following the receipt of such written notification by the Participant to the Company.

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(y) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of the Plan.

(z) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Code Section 422 and otherwise meets the requirements set forth in the Plan.

(aa) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(bb) “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.

(cc) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(dd) “Option” means an Award granted under Section 7 of the Plan.

(ee) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(ff) “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 11 of the Plan other than an Other Stock-Based Award.

(gg) “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock pursuant to Section 11 of the Plan including but not limited to (i) unrestricted Common Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Common Stock from the Company containing terms and conditions prescribed by the Committee.

(hh) “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(ii) “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(jj) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

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(kk) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ll) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(mm) “Performance Formula” shall mean, for a Performance Period, the one or more formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(nn) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(oo) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(pp) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(qq) “Person” has the meaning given such term in the definition of “Change in Control.”

(rr) “Plan” means this OneMedNet Corporation 2022 Equity Incentive Plan, as amended from time to time.

(ss) “Qualifying Termination” means, except as otherwise provided by the Committee as set forth in the Award, the occurrence of either a termination of a Participant’s employment by the Company without Cause or for Good Reason, in either case, occurring on or within the 12-month period (or such other period specified in the applicable Award Agreement) following the consummation of a Change in Control.

(tt) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(uu) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(vv) “Restricted Stock” means Common Shares, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

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(ww) “Retirement” means, in the case of a particular Award, the definition set forth in the applicable Award Agreement.

(xx) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(yy) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(zz) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(aaa) “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(bbb) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(ccc) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(iii) “Substitute Award” has the meaning given such term in Section 5(e) of the Plan.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

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(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or by the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the form of Award Agreement and the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, including, but not limited to, upon a Qualifying Termination; (x) to institute and determine the terms and conditions of an Exchange Program; provided, however, that the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Company’s stockholders; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

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(e) No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Subject to Section 13 of the Plan, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 3,357,223 Common Shares; provided, that total number of Common Shares that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2023, by a number of Common Shares equal to five percent (5%) of the total outstanding Common Shares on the last day of the prior calendar year (subject to a maximum annual increase of 1,000,000 Common Shares), (ii) in no event shall the maximum aggregate number of Common Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the aggregate number of Common Shares set forth in Section 5(b)(i) of the Plan plus, to the extent allowable under Code Section 422 and the regulations promulgated thereunder, any Common Shares that again become available for issuance pursuant to Section 5(c) of the Plan and (iii) the maximum number of Common Shares that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The NASDAQ Stock Market or other securities exchange on which the Common Shares are traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation. Notwithstanding the automatic annual increase set forth in (i) above, the Board may act prior to January 1st of a given year to provide that there will be no such increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of Common Shares than would otherwise occur pursuant to the stipulated percentage.

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(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, then in each such case the Common Shares so tendered or withheld shall be added to the Common Shares available for grant under the Plan on a one-for-one basis. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options.

(a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1); provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

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(b) Exercise Price. Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)); provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Code Section 409A); provided, that in no event shall such expiration date be extended beyond the expiration of the Option Period.

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, on a case by case basis, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

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(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two (2) years after the Date of Grant of the Incentive Stock Option or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Exercise Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Code Section 409A); provided, that in no event shall such expiration date be extended beyond the expiration of the SAR Period.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

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(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

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(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

11. Performance Compensation Awards.

(a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award. Unless otherwise determined by the Committee, all Performance Compensation Awards shall be evidenced by an Award Agreement.

(b) Discretion of Committee with Respect to Performance Compensation Awards. The Committee shall have the discretion to establish the terms, conditions and restrictions of any Performance Compensation Award. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal (s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.

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(c) Performance Criteria. The Committee may establish Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards which may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of rollouts of new products and services; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. Any Performance Criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(d) Modification of Performance Goal(s). The Committee is authorized at any time to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect any specified circumstance or event that occurs during a Performance Period, including but not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

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(e) Terms and Conditions to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals. Following the completion of a Performance Period, the Committee shall determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period.

(f) Timing of Award Payments. Except as provided in an Award Agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee’s determination in accordance with Section 11(e).

12. Other Stock-or Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Code Section 409A, unless the Committee shall determine otherwise, the Awards shall provide that payment shall be made within 2 1∕2 months after the end of the year in which the Participant has a legally binding vested right to such Award. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards as it deems appropriate, to the extent not inconsistent with the Plan.

13. Changes in Capital Structure and Similar Events. In the event of (i) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (ii) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(a) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

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(b) providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of such Awards;

(c) accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event;

(d) modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;

(e) deeming any performance measures (including, without limitation, Performance Criteria and Performance Goals) satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;

(f) providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and

(g) canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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14. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 13 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Shares underlying such Option or SAR is less than its Exercise Price and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

15. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

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(b) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

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(c) Tax Withholding and Deductions.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required taxes (up to the maximum statutory rate under applicable law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, determined on a case by case basis, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a fair market value equal to such liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such liability.

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) Addenda/International Participants. The Committee may adopt such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards, which Awards may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

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(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h) Leaves of Absence/Transfer Between Locations. The Committee shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and during any unpaid leave (unless otherwise required by applicable laws). A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Participant’s employer or (b) transfers between locations of the Company or between the Company or any Subsidiary. If an Employee is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with applicable laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.

(i) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.

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(j) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares or other securities to the Participant, the Participant’s acquisition of Common Shares or other securities from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Shares in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

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(l) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(n) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(o) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(p) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in Wilmington, Delaware (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Plan, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Plan.

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(q) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(r) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(s) Status under ERISA. It is the intent of the Company that the Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(t) Code Section 409A.

(i) Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.

(ii) If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her termination of service, no amount that is nonqualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within 30 days following the date of the Participant’s death. For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Code Section 409A, unless the applicable Award Agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Code Section 409A. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

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(iii) Any adjustments made pursuant to Section 13 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 13 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.

(u) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(v) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares or other securities under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(w) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares or other securities under any Award made under the Plan.

(x) Erroneously Awarded Compensation. All Awards shall be subject (including on a retroactive basis) to (i) any clawback, forfeiture or similar incentive compensation recoupment policy established from time to time by the Company, including, without limitation, any such policy established to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (iii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Shares or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements.

(y) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(z) Corporate Records Control. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

A-26

APPENDIX B

CERTIFICATE OF AMENDMENT TO

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ONEMEDNET CORPORATION

OneMedNet Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is OneMedNet Corporation. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 8, 2021, was amended and restated on March 8, 2021 by the First Amended and Restated Certificate, and was amended and restated on April 6, 2021 by the Second Amended and Restated Certificate, which Second Amended and Restated Certificate was further amended by the First Amendment to the Second Amended and Restated Certificate on November 11, 2022 and the Second Amendment to the Second Amended and Restated Certificate on August 11, 2023, and was amended and restated on November 8, 2023 by the Third Amended and Restated Certificate (as so amended, the “Third Amended and Restated Certificate of Incorporation”).

SECOND: Article IV of the Third Amended and Restated Certificate of Incorporation is hereby amended by adding the following two paragraphs as new paragraphs [second] and [third] to Section 4.1:

“Contingent and effective as of [●] Eastern time on [●] (the “Effective Time”), each [●]* shares of the Corporation’s Common Stock, par value $ 0.0001 per share (the “Common Stock”), issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $ 0.0001 per share, of the Corporation (the “Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the adjustment for fractional shares as described above.”

The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

THIRD: The foregoing amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment so adopted (i) shall be effective as of [●] Eastern time on [●], (ii) reads in full as set forth above and (iii) is hereby incorporated into the Second Amended and Restated Certificate of Incorporation by this reference. All other provisions of the Second Amended and Restated Certificate of Incorporation remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this [●] day of [●].

ONEMEDNET CORPORATION

By:
[NAME]
[TITLE]

* This amendment approves the reverse stock split of the Corporation’s Common Stock, at a ratio in the range of 1-for-5 to 1-for-20. By approving this amendment, the stockholders of the Corporation would be deemed to approve the exact ratio at a whole number within the range referred to above as determined by the board of directors in its sole discretion.

B-1

208194 OneMedNet Corporation Proxy Card Front

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ONEMEDNET CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 17, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend the Annual Meeting, visit:
https://www.cstproxy.com/onemednet/2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

Please mark your votes like this **X**

1. Election of Class III Directors

   (1) Kenneth Alleyne
   (2) Sherry Coonse McCraw
   (3) Jeffrey Yu

FOR ALL nominees listed at left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed at left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2026.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

208194 OneMedNet Corporation Proxy Card Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of OneMedNet Corporation to be held on September 18, 2026.

To view the 2026 Proxy Statement, 2025 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/onemednet/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ONEMEDNET CORPORATION

6385 OLD SHADY OAK ROAD, SUITE 250, EDEN PRAIRIE, MN 55344

The undersigned appoints Aaron Green and Robert Golden, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of OneMedNet Corporation. held of record by the undersigned at the close of business on August 11, 2026 at the Annual Meeting of Stockholders of OneMedNet Corporation to be held on September 18, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2, 3, AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)